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RiverPark Long/Short Opportunity Fund
Retail Class, Institutional Class and Class C Shares
RiverPark/Gargoyle Hedged Value Fund
Retail Class, Institutional Class and Class C Shares

PROSPECTUS

Each a Series of RiverPark Funds Trust

Dated March 30, 2012

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Summary Section	1
RiverPark Long/Short Opportunity Fund	1
RiverPark/Gargoyle Hedged Value Fund	8
Additional Information about the Principal Investment Strategies of the Funds and Related Risks	14
RiverPark Long/Short Opportunity Fund	14
RiverPark/Gargoyle Hedged Value Fund	15
Description of Principal Risks	17
Additional Risks	19
Portfolio Holdings Information	21
Management of the Funds	21
Investment Adviser	21
Investment Sub-Adviser	23
How the Funds Value Their Shares	24
How to Buy Shares	25
Purchases by Mail	25
Purchases by Wire	26
Additional Information	26
Exchange Privilege	27
Exchanges by Telephone	28
Exchanges by Mail	28
How to Redeem Shares	28
Redeeming Shares by Mail	29
Redeeming Shares by Telephone	29
Additional Redemption Information	30
Tools to Combat Frequent Transactions	30
Shareholder Services	31
Dividends, Distributions and Taxes	33
Notice of Privacy Policy	35
Additional Information	Inside Back Cover
To Obtain More Information About the Funds	Back Cover

Summary Section

 RiverPark Long/Short Opportunity Fund
Retail Class Shares
Institutional Class Shares
Class C Shares

Investment Objective
RiverPark Long/Short Opportunity Fund seeks long-term capital appreciation while managing downside volatility.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Retail	Institutional	Class C
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None

	Retail	Institutional	Class C
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and Service (12b-1) Fees	None	None	1.00%
Interest Expense and Dividends on Short Positions	1.50%	1.50%	1.50%
Other Expenses1	1.00%	0.75%	0.75%
Total Annual Fund Operating Expenses	4.00%	3.75%	4.75%
Fee Waiver and/or Expense Reimbursement2	(0.50%)	(0.40%)	(0.40%)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	3.50%	3.35%	4.35%

1)	Other Expenses are based on estimated amounts for the Fund’s current fiscal year and include administration, transfer agency, sub-transfer agency, custodian and shareholder servicing fees.
2)
RiverPark Advisors, LLC, the Fund’s investment adviser (the “Adviser”), has agreed contractually to waive its fees and to reimburse expenses of the Fund, including, for the Retail Class, expenses associated with the Fund’s Shareholder Servicing Agreement, to the extent necessary to ensure that operating expenses (excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, acquired fund fees and expenses and extraordinary expenses) do not exceed, on an annual basis, 1.85% for the Institutional, 2.00% for the Retail Class Shares and 2.85% for the Class C Shares of the Fund’s average net assets.  This agreement is in effect until at least March 30, 2013 and, subject to annual approval by the Board of Trustees of RiverPark Funds Trust, this arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination or the Adviser notifies the Funds at least 30 days prior to the annual approval of its determination not to continue the agreement.  This agreement may be terminated with 90 days notice by a majority of the independent members of the Board or a majority of the Fund’s outstanding shares.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Retail	$353	$1173
Institutional	$338	$1110
Class C	$436	$1395

Principal Investment Strategies

RiverPark Long/Short Opportunity Fund seeks long-term capital appreciation while managing downside volatility by investing long in equity securities that RiverPark Advisors, LLC, the Fund’s investment adviser (“RiverPark” or the “Adviser”), believes have above-average growth prospects and selling short equity securities the Adviser believes are competitively disadvantaged over the long term.  The Fund expects to invest primarily in the securities of U.S. companies, but it may also invest outside the U.S.  The Fund will limit its investments in the securities of foreign issuers to no more than 15% of its assets.  The equity securities in which the Fund will invest will be primarily common stocks.  The Fund may invest in the equity securities of issuers with small, medium or large market capitalizations.

The Fund is an opportunistic long/short investment fund.  The Fund’s investment goal is to achieve above average rates of return with less volatility and less downside risk as compared to U.S. equity markets.  The Fund seeks to accomplish its objective through in depth, long-term, fundamental research.  The Fund focuses its research on what the Adviser believes to be the dominant secular, economic and demographic changes in society.  The Adviser seeks to identify the industries and companies most affected, positively or negatively, by these changes.  On the long side, the Adviser seeks to identify those companies that the Adviser believes have strong growth prospects, best in class management teams, strong pricing power, large market opportunities and high returns on capital.  The Adviser uses a fundamental research driven approach to identify those industries and companies with the strongest growth prospects for revenue, earnings and/or cash flow over the medium and long term and seeks to buy stock in companies at attractive valuations.  In addition, on the short side, the Adviser seeks to identify those companies that the Adviser believes have low quality management teams, a history of poor capital allocation, are losing competitive and pricing advantage and may have contracting earnings for the foreseeable future.  The Adviser then employs a value discipline in constructing the Fund’s portfolio and seeks to purchase and/or sell short securities if and only if the Adviser believes that the current price does not properly reflect the company’s long term prospects and risks.

Individual company derivatives may be used to enhance the risk return profile of specific investment opportunities, and market index derivatives may be employed to manage market and industry exposure.  The types of derivatives in which the Fund may invest include call options, put options and swap contracts.  The Fund will primarily use options, calls and puts, to make investments that have less downside risk as compared to investment directly in the equities underlying the option.  The Fund does not intend to use options for the purpose of gaining leverage to any material degree.  Examples of strategies that the Fund may pursue using options include:  (i) selling calls on existing positions, (ii) selling puts in cases where a decline in the value of a stock would trigger the Adviser’s decision to purchase the stock pursuant to the Fund’s strategy, (iii) purchasing calls where there is the Adviser perceives there to be significant downside risk associated with the underlying stock, and (iv) purchasing puts to hedge existing long positions.  The Fund may use swaps when the Adviser determines such contracts to be a cost effective and more efficient manner to gain exposure to securities as compared to direct investment in the underlying security.

There is no assurance that the Fund will achieve its objective.

The Fund intends to sell securities short so long as, as a result of that sale, the current value of securities sold short by that Fund does not exceed 50% of the value of its gross assets (including the amounts borrowed) and 100% of the value of its net assets.  The amount of shorts in the portfolio at any given time will be dependent on finding attractively priced short ideas and the desire to manage the overall net market exposure of the Fund.  Additionally, The Fund’s principal investment strategy may include borrowing so long as the Fund limits its borrowing to no more than 30% of its total assets (including the amounts borrowed).  Selling securities short and borrowing are considered forms of leverage.

Principal Risks

RiverPark Long/Short Opportunity Fund is subject to a number of risks that may affect the value of its shares and cause you to lose money, including:

Equity Securities Risks.  The Fund will invest primarily in equity securities.  Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors.  The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).  Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Fund’s investments, regardless of the performance or expected performance of companies in which the Fund invests.

Risks of Using Leverage and Short Sales.  The Fund may use leverage.  Leverage is the practice of borrowing money to purchase securities.  These investment practices involve special risks.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

Growth Stock Risk.  The Fund will invest in growth stocks.  Growth stocks are subject to the risk that their growth prospects and/or expectations will not be fulfilled, which could result in a substantial decline in their value and adversely impact the Fund’s performance.  When growth investing is out of favor, the Fund’s share price may decline even though the companies the Fund holds have sound fundamentals.  Growth stocks may also experience higher than average volatility.

Market Risk.  Because the Fund invests a substantial portion of its assets in stocks, it is subject to stock market risk.  Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market.  In general, the value of the Fund will move in the same direction as the overall stock market in which the Fund invests, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Small and Medium Capitalization Company Risk.  The Fund may invest in the securities of smaller capitalization companies which may be newly formed or have limited product lines, distribution channels and financial and managerial resources.  The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more well-established companies.  This may cause the Fund’s share price to be more volatile when compared to investment companies that focus only on large capitalization companies.  Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.  Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Funds may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Foreign Securities Risk.  Investments in foreign securities involve certain risks not generally associated with investments in securities of U.S. issuers.  Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers.  Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets.  Foreign securities also involve such risks as currency fluctuation risk, delays in transaction settlements, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, and the difficulty of enforcing obligations in other countries.  With any investment in foreign securities, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, confiscation without fair compensation and war.

Recent Market Events Risk.  Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide, which may have an adverse effect on the Fund.

Management Risk.  Management risk means that the Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Options Risk.  The Fund will expose investors to the risks inherent in trading options.  These risks include, but are not limited to, volatile movements in the price of the underlying instrument and misjudgments as to the future prices of the options and/or the underlying instrument.  Increased option volatility can increase both the profit potential and the risk associated with the Fund’s trading.  While volatility can be monitored and reacted to, there is no cost-effective means of hedging against market volatility.

Selling options creates additional risks. The seller of a "naked" call option (or the seller of a put option who has a short position in the underlying instrument) is subject to the risk of a rise in the price in the underlying instrument above the strike price, which risk is reduced only by the premium received for selling the option.  In exchange for the proceeds received from selling the call option (in lieu of an outright short position), the option seller gives up (or will not participate in) all of the potential gain resulting from a decrease in the price of the underlying instrument below the strike price prior to expiration of the option.

The seller of a "naked" put option (or the seller of a call option who has a long position in the underlying instrument) is subject to the risk of a decline in price of the underlying instrument below the strike price, which risk is reduced only by the proceeds received from selling the option.  In exchange for the premium received for selling the put option (in lieu of an outright long position), the option seller gives up (or will not participate in) all of the potential gain resulting from an increase in the price of the underlying instrument above the strike price prior to the expiration of the option.

Due to the inherent leveraged nature of options, a relatively small adverse move in the price of the underlying instrument may result in immediate and substantial losses to the Fund.

Swaps Risk.  The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the reference assets and short sales.  Transactions in swaps can involve greater risks than if the Fund had invested directly in the reference asset because, in addition to general market risks, swaps are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk.  Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and valued subjectively. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.  The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the expectations may produce significant losses in the Fund’s investments in swaps. In addition, a perfect correlation between a swap and an investment position may be impossible to achieve. As a result, the Fund’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.  As a registered investment company, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other approved measures to “cover” open positions with respect to certain kinds of derivatives instruments. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

Portfolio Turnover Risk. The Fund may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action.  These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in options, may have the effect of increasing the annual rate of portfolio turnover of the Funds.  A high portfolio turnover rate will result in greater brokerage commissions and transaction costs.  It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Performance

Because the Fund has not begun operations as of the date of this prospectus, performance information of the Fund as a mutual fund is not yet available.  The prior performance shown below is for the Fund’s predecessor partnership (RiverPark Opportunity Fund, LLC).  The predecessor partnership was merged into and reorganized as the Fund, a series of RiverPark Funds Trust, as of March 30, 2012.  The merger and reorganization of the predecessor partnership into the Fund was for purposes entirely unrelated to the establishment of a performance record. The Fund is managed by the same portfolio manager and in a manner that is in all material respects equivalent to the management of the predecessor partnership since its inception on September 30, 2009. During its operating history, the predecessor partnership’s investment policies, objectives, guidelines and restrictions were in all material respects equivalent to the Fund’s.  The following information shows the predecessor partnership’s monthly returns and long term performance reflecting the actual fees and expenses that were charged when the Fund was a partnership.  When the Fund was a partnership, it charged certain investors a 20% performance fee and capped its non-performance related expenses at 2% at annual rates.  The Fund does not charge a performance fee.  If the annual returns for the predecessor partnership were charged the same fees and expenses as the Fund, the annual returns for the predecessor partnership would have been higher.  From its inception on September 30, 2009 through March 30, 2012, the predecessor partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act or the Code, which if they had been applicable, might have adversely affected its performance.  The information provides some indications of the risks of investing in the Fund.  The bar chart shows you how the performance for the predecessor partnership varied from year to year.  Comparison of performance to an appropriate index indicates how the predecessor partnership’s average annual returns compare with those of a broad measure of market performance.   The predecessor partnership’s past performance is not necessarily an indication of how RiverPark Long/Short Opportunity Fund will perform in the future. Past performance (before and after taxes) is no guarantee of future results.  The Fund’s performance information will be available by calling 888-564-4517 or by visiting the Fund’s website at www.riverparkfunds.com.

Annual Total Return for the Years Ended December 311
RiverPark Opportunity Fund, LLC

Best Quarter (3rd Quarter 2010):	9.3%
Worst Quarter (2nd Quarter 2010):	-6.3%

Average Annual Total Returns (For the year ended December 31, 2011)

	1 Year Return	Since Inception Return (9/30/09)
RiverPark Opportunity Fund, LLC
Return Before Taxes	8.48%	6.58%
Return After Taxes on Distributions	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A
S&P 500® Index	2.11%	10.27%

1	RiverPark Opportunity Fund, LLC commenced operations on October 1, 2009.

Prior to March 30, 2012, the Fund was an unregistered partnership, did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions.  As a result of the different tax treatment, we are unable to show the after-tax returns for the predecessor partnership prior to March 30, 2012.

Management
Investment Adviser
RiverPark Advisors, LLC serves as the Fund’s investment adviser.

Portfolio Manager
Mr. Mitchell Rubin, Chief Investment Officer of the Adviser, is the portfolio manager primarily responsible for the investment decisions of the Fund.  Mr. Rubin has been associated with the Adviser since 2009 and will become the portfolio manager of the Fund upon commencement of operations.

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Fund shares on any business day by written request by mail (RiverPark Funds, P.O. Box 219008, Kansas City, MO 64121-9008), by wire transfer, by telephone at 888-564-4517, or through a financial intermediary.  The minimum initial investment in the Retail Fund is $1,000.  The minimum initial investment in the Institutional Class Shares is $1 million.  Class C Shares will have a minimum initial investment of $1,000.  There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information
The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your financial planner or visit your financial intermediary’s website for more information.

Summary Section

RiverPark/Gargoyle Hedged Value Fund
Retail Class Shares
Institutional Class Shares
Class C Shares

Investment Objective
RiverPark/Gargoyle Hedged Value Fund seeks long-term capital appreciation while exposing investors to less risk than broad stock market indices.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Retail	Institutional	Class C
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None

	Retail	Institutional	Class C
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	None	None	1.00%
Other Expenses1	1.00%	0.75%	0.75%
Total Annual Fund Operating Expenses	1.90%	1.65%	2.65%
Fee Waiver and/or Expense Reimbursement2	(0.40%)	(0.40%)	(0.40%)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.50%	1.25%	2.25%

1)	Other Expenses are based on estimated amounts for the Fund’s current fiscal year and include administration, transfer agency, sub-transfer agency, custodian and shareholder servicing fees.
2)
RiverPark Advisors, LLC, the Fund’s investment adviser (the “Adviser”), has agreed contractually to waive its fees and to reimburse expenses of the Fund, including, for the Retail Class, expenses associated with the Fund’s Shareholder Servicing Agreement, to the extent necessary to ensure that operating expenses (excluding interest, brokerage commissions, dividends and interest expense on securities sold short, acquired fund fees and expenses and extraordinary expenses) do not exceed, on an annual basis, 1.25% for the Institutional Class Shares, 1.50% for the Retail Class Shares and 2.25% for the Class C Shares of the Fund’s average net assets.  This agreement is in effect until at least March 30, 2013 and, subject to annual approval by the Board of Trustees of RiverPark Funds Trust, this arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination or the Adviser notifies the Funds at least 30 days prior to the annual approval of its determination not to continue the agreement.  This agreement may be terminated with 90 days notice by a majority of the independent members of the Board or a majority of the Fund’s outstanding shares.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Retail	$153	$766
Institutional	$127	$690
Class C	$228	$988

Principal Investment Strategies

RiverPark/Gargoyle Hedged Value Fund seeks long-term capital appreciation while exposing investors to less risk than broad stock market indexes by combining two investment strategies.  First, the Fund intends to be fully invested and to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of medium-large capitalization companies (the “Stock Portfolio”) that Gargoyle Investment Advisor L.L.C. (“Gargoyle”), the Fund’s sub-adviser believes are attractively priced relative to medium-large capitalization stocks generally.  The Fund considers companies in excess of $1.5 billion to be medium-large capitalization companies.  The equity securities in which the Fund will invest will be primarily common stocks.  The Fund expects to invest primarily in the securities of U.S. companies, but it may also invest in securities of issuers outside of the U.S. that are listed on a U.S. exchange.  Second, the Fund sells index call options (the “Options Portfolio”) against the Stock Portfolio in an effort to increase the Fund’s income, reduce the volatility of its returns and, in general, improve the reward/risk of the Stock Portfolio.   The Fund intends to maintain an overall net long market exposure of between 35% and 65%.

Gargoyle’s investment approach involves modifying and combining what it believes are two time-proven investment strategies—value investing and option buy-writing.  Option buy-writing is a strategy that involves owning the underlying securities and writing (selling) call options on such underlying securities.  In the Fund's case, the Stock Portfolio as a whole serves as the underlying securities and a basket of index call options are written (sold) in place of individual equity options.  While Gargoyle views the Fund as one integrated portfolio with the goal of achieving its stated objective, the Stock Portfolio and the Options Portfolio investment approaches can be viewed independently.

Gargoyle periodically, and at least monthly, statistically analyzes approximately 2,000 U.S.-listed companies.  For each company, Gargoyle compares a number of fundamental ratios, such as the price-to-earnings ratio and the price-to-sales ratio, against both that company's historic average for each such ratio as well as the applicable industry's current average for each such ratio.  The goal is not to discover the companies with the lowest ratios on an absolute basis but rather to discover those companies whose current fundamental ratios are low relative to their own historic ratios and their industry's current ratios.   Based upon these comparisons, and using a proprietary algorithm, each company is assigned a number– its JScore, which is the percentage of "fair market value" at which Gargoyle believes each such company is trading.

While Gargoyle analyzes approximately 2,000 companies, it limits the universe of candidates for inclusion in the Stock Portfolio to those with the largest market capitalization (typically the largest 1,000 companies).  These companies are then divided into three groups.  A company with a JScore substantially below 100% is a "buy" candidate.  Assuming the Fund has additional capital to invest, based upon certain subjective criteria and subject to risk considerations that limit the amount that the Fund may invest in any one company, sub-industry, industry group, industry or sector, the Fund will purchase a "buy" candidate.  A company with a JScore below, but not significantly below, 100% is a "hold."  If the Fund does not own a "hold" stock, it will not buy it; if the Fund already owns a "hold" stock, it will not sell it, unless, pursuant to a proprietary algorithm and in consideration of potential tax consequences, it determines that the position should be reduced or fully liquidated.  Finally, any company with a JScore above 95% is considered a “Sell” candidate.  The Fund will generally sell companies that are “sell” candidates in order to meet redemptions or to provide funds to purchase “buy” candidates.

The second prong of the Fund’s investment strategy is to partially hedge the Stock Portfolio by selling index call options.  Throughout each month, Gargoyle, using proprietary software, determines the "best" basket of indexes on which to sell call options.  In determining the best basket, Gargoyle considers (1) the degree to which a basket, on an historical basis, would have most closely replicated, on a statistical basis, the performance of the stocks in the current Stock Portfolio and (2) which indexes have the most relatively overvalued options from an options valuation perspective.  Based upon other proprietary software and the experience and judgment of Gargoyle's portfolio managers, it then typically sells near-term index call options with strike prices near the index's current value such that the net long market exposure of the long Stock Portfolio and the short Options Portfolio is approximately 50%.

As a seller of index call options, the Fund is paid for assuming the risk of an index closing above a pre-set price (the "strike price") on Expiration Friday (or on any date before its expiration date ("Expiration Friday") that the purchaser elects to exercise its option(s)).  As part of its determination of the best combination of options, Gargoyle strives to sell call options so that each month the total sales proceeds exceeds 1-1/2% of the Fund's net asset value (for a "total" of 18% per year).  Barring early exercise and ignoring intra-month adjustments to the Options Portfolio, any month that an index closes on Expiration Friday at or below the strike prices, the Fund realizes the entire 1-1/2%.  Barring early exercise and ignoring intra-month adjustments to the Options Portfolio, any month that an index closes on Expiration Friday above the strike price, the Fund will be liable to pay, for each option sold, $100 for each point the index exceeds the strike price.  Against this liability, (1) the Fund has received the proceeds from the sale of the index call options and (2) the Stock Portfolio, which as a diversified portfolio of stocks, can reasonably be expected to have appreciated with the market.  Of course, there can be no guarantee of such returns, or of any positive returns, in any given month.

Gargoyle strives for the Fund to have, on an options-adjusted basis, a 50% net long market exposure.  This number—the net long market exposure—is monitored continually.  As long as the net long market exposure of the Fund stays sufficiently constant (which is currently defined as between 35% and 65%), Gargoyle, in general, does not adjust the net exposure of the Options Portfolio between Expiration Fridays.  Gargoyle may take advantage of flows both in and out of the Fund when trading the Option Portfolio to alter the net long market exposure of the Fund. Additionally, if, due to market conditions, at any point the Fund's net long market exposure falls outside the risk parameters then in place, Gargoyle will adjust the Options Portfolio with the goal to bring the Fund back within those parameters.  To the extent that Gargoyle determines to roll the Options Portfolio forward (i.e., hedge the Stock Portfolio by using the next most near-term month's options), the Fund maintains its call-selling bias.

Investors should note that, although Gargoyle will endeavor to sell near-term index call options, the Fund may implement other options strategies to hedge the Stock Portfolio, such as selling index call options other than near-term options, purchasing put options (on a stock, a sector index or a market index) or selling call options on individual stocks or sector indexes.

Principal Risks

RiverPark/Gargoyle Hedged Value Fund is subject to a number of risks that may affect the value of its shares and cause you to lose money, including:

Equity Securities Risks.  The Fund will invest primarily in equity securities.  Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors.  The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).  Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Fund's investments, regardless of the performance or expected performance of companies in which the Fund invests.

Options Risks.  The Fund will expose investors to the risks inherent in trading options.  These risks include, but are not limited to, volatile movements in the price of the underlying instrument and misjudgments as to the future prices of the options and/or the underlying instrument.  Increased option volatility can increase both the profit potential and the risk associated with the Fund’s trading.  While volatility can be monitored and reacted to, there is no cost-effective means of hedging against market volatility.

Selling options creates additional risks. The seller of a "naked" call option (or the seller of a put option who has a short position in the underlying instrument) is subject to the risk of a rise in the price in the underlying instrument above the strike price, which risk is reduced only by the premium received for selling the option.  In exchange for the proceeds received from selling the call option (in lieu of an outright short position), the option seller gives up (or will not participate in) all of the potential gain resulting from a decrease in the price of the underlying instrument below the strike price prior to expiration of the option.

The seller of a "naked" put option (or the seller of a call option who has a long position in the underlying instrument) is subject to the risk of a decline in price of the underlying instrument below the strike price, which risk is reduced only by the proceeds received from selling the option.  In exchange for the premium received for selling the put option (in lieu of an outright long position), the option seller gives up (or will not participate in) all of the potential gain resulting from an increase in the price of the underlying instrument above the strike price prior to the expiration of the option.

Due to the inherent leveraged nature of options, a relatively small adverse move in the price of the underlying instrument may result in immediate and substantial losses to the Fund.

Dispersion Risk. As part of its investment strategy, the Fund sells index call options to hedge the Stock Portfolio.  As such, there is the risk that the Stock Portfolio will under-perform the blended performance of the indexes on which those options were sold.  If the Stock Portfolio were to under-perform such indexes sufficiently, the Fund could incur losses, even during times that the Stock Portfolio generates profits.

Value Stock Risk.  The Fund will invest in value stocks.  When value investing is out of favor, the Fund’s share price may decline even though the companies the Fund holds have sound fundamentals.

Medium Capitalization Company Risk.  The Fund may invest in the securities of companies which are considered “mid-cap” or medium capitalization.  Such companies may be relatively newly formed or have limited product lines, distribution channels and financial and managerial resources.  The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more well-established companies.  This may cause the Fund’s share price to be more volatile when compared to investment companies that focus only on large capitalization companies.  Securities of medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger capitalization companies.  Compared to large-cap companies, medium cap companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Funds may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Market Risk.  Because the Fund invests a substantial portion of its assets in stocks, it is subject to stock market risk.  Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market.  In general, the value of the Fund will move in the same direction as the overall stock market in which the Fund invests, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Management Risk.  Management risk means that the sub-adviser’s security selections and other investment decisions might produce losses or cause the Fund to under perform when compared to other funds with similar investment goals.

Recent Market Events Risk.  Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide, which may have an adverse effect on the Fund.

Portfolio Turnover Risk. The Fund may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the sub-adviser, investment considerations warrant such action.  These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in options, may have the effect of increasing the annual rate of portfolio turnover of the Funds.  A high portfolio turnover rate will result in greater brokerage commissions and transaction costs.  It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Performance

Because the Fund has not begun operations as of the date of this prospectus, performance information of the Fund as a mutual fund is not yet available.  The prior performance shown below is for the Fund’s predecessor partnership (Gargoyle Hedged Value Fund L.P.).  The predecessor partnership was merged into and reorganized as the Fund, a series of RiverPark Funds Trust, as of March 30, 2012.  The merger and reorganization of the predecessor partnership into the Fund was for purposes entirely unrelated to the establishment of a performance record. The Fund is managed by the same investment adviser (i.e., its sub-adviser, Gargoyle Investment Advisor, L.L.C.) and in a manner that is in all material respects equivalent to the management of the predecessor partnership since January 2000. The predecessor partnership was formed and commenced operations in 1997, however, substantial changes were made to the strategy in January 2000, consistent with the strategy that the Fund will pursue.  Performance results during years 1997 through 1999 are available upon request.  During its operating history since January 2000, the predecessor partnership’s investment policies, objectives, guidelines and restrictions were in all material respects equivalent to the Fund’s.  The following information shows the predecessor partnership’s monthly returns and long term performance reflecting the actual fees and expenses that were charged when the Fund was a partnership.  When the Fund was a partnership, it charged investors a 20% performance fee.  The Fund does not charge a performance fee.  If the annual returns for the predecessor partnership were charged the same fees and expenses as the Fund, the annual returns for the predecessor partnership would have been higher.  From its inception through March 30, 2012, the predecessor partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act or the Code, which if they had been applicable, might have adversely affected its performance.  The information provides some indications of the risks of investing in the Fund.  The bar chart shows you how the performance for the predecessor partnership varied from year to year.  Comparison of performance to an appropriate index indicates how the predecessor partnership’s average annual returns compare with those of a broad measure of market performance.   The predecessor partnership’s past performance is not necessarily an indication of how RiverPark/Gargoyle Hedged Value Fund will perform in the future. Past performance is no guarantee of future results.  The Fund’s performance information will be available by calling 888-564-4517 or by visiting the Fund’s website at www.riverparkfunds.com.

Annual Total Return for the Years Ended December 31
Gargoyle Hedged Values Fund L.P.

Best Quarter (2nd Quarter of 2009)	22.51%
Worst Quarter (4th Quarter of 2008)	-20.52%

Average Annual Total Returns (For the year ended December 31, 2011)
	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Since Inception Return (1/1/00)*
Gargoyle Hedged Values Fund L.P.	(3.66)%	17.41%	1.02%	7.46%	7.23%
Return Before Taxes	N/A	N/A	N/A	N/A	N/A
Return After Taxes on Distributions	N/A	N/A	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A	N/A	N/A
S&P 500® Index	1.08%	13.72%	(0.46)%	2.81%	0.46%

*
The predecessor partnership of the Fund was formed in 1997.  Substantial changes were made to the strategy in January 2000, consistent with the strategy that the Fund will pursue.  Performance results during years 1997 through 1999 are available upon request by calling the Fund at 888-564-4517.

Prior to March 30, 2012, the Fund was an unregistered partnership, did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions.  As a result of the different tax treatment, we are unable to show the after-tax returns for the predecessor partnership prior to March 30, 2012.

Management
Investment Adviser
RiverPark Advisors, LLC serves as the Fund’s investment adviser.

Sub-Adviser
Gargoyle Investment Advisor, L.L.C. serves as the Fund’s sub-adviser.

Portfolio Manager
Joshua B. Parker, President of the Sub-Adviser, has served as co-portfolio manager of the Fund since inception (including of its predecessor partnership since its inception in January 1997).

Alan L. Salzbank, Managing Partner – Risk Management of the Sub-Adviser, has served as co-portfolio manager of the Fund since inception (including of its predecessor partnership since its inception in January 1997).

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Fund shares on any business day by written request by mail (RiverPark Funds, P.O. Box 219008, Kansas City, MO 64121-9008), by wire transfer, by telephone at 888-564-4517, or through a financial intermediary.  The minimum initial investment in the Retail Class Shares is $1,000.  The minimum initial investment in the Institutional Class Shares is $1 million.  Class C Shares will have a minimum initial investment of $1,000.  There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information
The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your financial planner or visit your financial intermediary’s website for more information.

Additional Information about the Principal Investment Strategies of the Funds and Related Risks

This section provides additional information regarding the securities in which RiverPark Long/Short Opportunity Fund and RiverPark/Gargoyle Hedged Value Fund (each a “Fund”, together, the “Funds”) invest, the investment techniques each uses and the risks associated with each Fund’s investment program.  A more detailed description of the Funds’ investment policies and restrictions, and additional information about the Funds’ investments, is contained in the Statement of Additional Information (“SAI”).

RiverPark Long/Short Opportunity Fund

Principal Investment Strategies

RiverPark Long/Short Opportunity Fund seeks long-term capital appreciation while managing downside volatility by investing long in equity securities that RiverPark, the Fund’s investment adviser, believes have above-average growth prospects and selling short equity securities the Adviser believes are competitively disadvantaged over the long term.  The Fund expects to invest primarily in the securities of U.S. companies, but it may also invest outside the U.S.  The Fund will limit its investments in the securities of foreign issuers to no more than 15% of its assets, including up to 10% of its assets invested in emerging markets.  The Fund equity securities in which the Fund will invest will be primarily common stocks.  The Fund may invest in preferred stocks, but expects preferred stocks to represent less than 10% of its investments.  The Fund may invest in the equity securities of issuers with small, medium or large market capitalizations.

The Fund is an opportunistic long/short investment fund.  The Fund’s investment goal is to achieve above average rates of return with less volatility and less downside risk as compared to U.S. equity markets.  The Fund seeks to accomplish its objective through in depth, long-term, fundamental research.  The Fund focuses its research on what the Adviser believes to be the dominant secular, economic and demographic changes in society.  The Adviser seeks to identify the industries and companies most affected, positively or negatively, by these changes.  On the long side, the Adviser seeks to identify those companies that the Adviser believes have strong growth prospects, best in class management teams, strong pricing power, large market opportunities and high returns on capital.  The Adviser uses a fundamental research driven approach to identify those industries and companies with the strongest growth prospects for revenue, earnings and/or cash flow over the medium and long term and seeks to buy stock in companies at attractive valuations.  In addition, on the short side, the Adviser seeks to identify those companies that the Adviser believes have low quality management teams, a history of poor capital allocation, are losing competitive and pricing advantage and may have contracting earnings for the foreseeable future.  The Adviser then employs a value discipline in constructing the Fund’s portfolio and seeks to purchase and/or sell short securities if and only if the Adviser believes that the current price does not properly reflect the company’s long term prospects and risks. Individual company derivatives may be used to enhance the risk return profile of specific investment opportunities, and market index derivatives may be employed to manage market and industry exposure.  There is no assurance that the Fund will achieve its objective.

The Fund intends to sell securities short so long as, as a result of that sale, the current value of securities sold short by that Fund does not exceed 50% of the value of its gross assets (including the amounts borrowed) and 100% of the value of its net assets.  The amount of shorts in the portfolio at any given time will be dependent on finding attractively priced short ideas and the desire to manage the overall net market exposure of the Fund.  Additionally, The Fund’s principal investment strategy may include borrowing so long as the Fund limits its borrowing to no more than 30% of its total assets (including the amounts borrowed).  Selling securities short and borrowing are considered forms of leverage.

Other Information About the Fund and its Non-Principal Investment Strategies

Securities Lending. The Fund may lend its securities to broker-dealers and other institutions to earn additional income, in an amount not to exceed 10% of the Fund’s net assets.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.  However, the Fund may not invest more than 10% of its net assets in such repurchase agreements.

Defensive Position. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or it may hold cash or cash equivalents, including investment grade short-term obligations.  Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security.  The Fund will not be pursuing its investment objectives in these circumstances.

RiverPark/Gargoyle Hedged Value Fund

Principal Investment Strategies

RiverPark/Gargoyle Hedged Value Fund seeks long-term capital appreciation while exposing investors to less risk than broad stock market indexes by combining two investment strategies.  First, the Fund intends to be fully invested and to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of medium-large capitalization companies that Gargoyle, the Fund’s sub-adviser, believes are attractively priced relative to medium-large capitalization stocks generally.  The Fund considers companies in excess of $1.5 billion to be medium-large capitalization companies.  The Fund equity securities in which the Fund will invest will be primarily common stocks.  The Fund may invest in preferred stocks, but expects preferred stocks to represent less than 10% of its investments.  The Fund expects to invest primarily in the securities of U.S. companies, but it may also invest in securities of issuers outside of the U.S. that are listed on a U.S. exchange.  Second, the Fund sells index call options against the Stock Portfolio in an effort to increase the Fund’s income, reduce the volatility of its returns and, in general, improve the reward/risk of the Stock Portfolio.   The Fund expects to maintain an overall net long market exposure of between 35% and 65%.

Gargoyle’s investment approach involves modifying and combining what it believes are two time-proven investment strategies—value investing and option buy-writing.  Option buy-writing is a strategy that involves owning the underlying securities and writing (selling) call options on such underlying securities.  In the Fund's case, the Stock Portfolio as a whole serves as the underlying securities and a basket of index call options are written (sold) in place of individual equity options.  While Gargoyle views the Fund as one integrated portfolio with the goal of achieving its stated objective, the Stock Portfolio and Options Portfolio investment approaches can be viewed independently.

Gargoyle periodically, and at least monthly, statistically analyzes approximately 2,000 U.S.-listed companies.  For each company, Gargoyle compares a number of fundamental ratios, such as the price-to-earnings ratio and the price-to-sales ratio, against both that company's historic average for each such ratio as well as the applicable industry's current average for each such ratio.  The goal is not to discover the companies with the lowest ratios on an absolute basis but rather to discover those companies whose current fundamental ratios are low relative to their own historic ratios and their industry's current ratios.   Based upon these comparisons, and using a proprietary algorithm, each company is assigned a number– its JScore, which is the percentage of "fair market value" at which Gargoyle believes each such company is trading.

While Gargoyle analyzes over approximately 2,000 companies, it limits the universe of candidates for inclusion in the Stock Portfolio to those with the largest market capitalization (typically the largest 1,000 companies).  These companies are then divided into three groups.  A company with a JScore substantially below 100% is a "buy" candidate.  Assuming the Fund has additional capital to invest, based upon certain subjective criteria and subject to risk considerations that limit the amount that the Fund may invest in any one company, sub-industry, industry group, industry or sector, the Fund will purchase a "buy" candidate.  A company with a JScore below, but not significantly below, 100% is a "hold."  If the Fund does not own a "hold" stock, it will not buy it; if the Fund already owns a "hold" stock, it will not sell it, unless, pursuant to a proprietary algorithm and in consideration of potential tax consequences, it determines that the position should be reduced or fully liquidated.  Finally, any company with a JScore above 95% is considered a “Sell” candidate.  The Fund will generally sell companies that are “sell” candidates in order to meet redemptions or to provide funds to purchase “buy” candidates.

The second prong of the Fund’s investment strategy is to partially hedge the Stock Portfolio by selling index call options.  Throughout each month, Gargoyle, using proprietary software, determines the "best" basket of indexes on which to sell call options.  In determining the best basket, Gargoyle considers (1) the degree to which a basket, on an historical basis, would have most closely replicated, on a statistical basis, the performance of the stocks in the current Stock Portfolio and (2) which indexes have the most relatively overvalued options from an options valuation perspective.  Based upon other proprietary software and the experience and judgment of Gargoyle's portfolio managers, it then typically sells near-term index call options with strike prices near the index's current value such that the net long market exposure of the long Stock Portfolio and the short Options Portfolio is approximately 50%.

As a seller of index call options, the Fund is paid for assuming the risk of an index closing above a pre-set price (the "strike price") on Expiration Friday (or on any date before Expiration Friday that the purchaser elects to exercise its option(s)).  As part of its determination of the best combination of options, Gargoyle strives to sell call options so that each month the total sales proceeds exceeds 1-1/2% of the Fund's net asset value (for a "total" of 18% per year).  Barring early exercise and ignoring intra-month adjustments to the Options Portfolio, any month that an index closes on Expiration Friday at or below the strike prices, the Fund collects the entire 1-1/2%.  Barring early exercise and ignoring intra-month adjustments to the Options Portfolio, any month that an index closes on Expiration Friday above the strike price, the Fund will be liable to pay, for each option sold, $100 for each point the index exceeds the strike price.  Against this liability, (1) the Fund has received the proceeds from the sale of the index call options and (2) the Stock Portfolio, which as a diversified portfolio of stocks, can reasonably be expected to have appreciated with the market.  Of course, there can be no guarantee of such returns, or of any positive returns, in any given month.

Gargoyle strives for the Fund to have, on an options-adjusted basis, a 50% net long market exposure as of the close of business on Expiration Friday.  This number—the net long market exposure—is monitored continually.  As long as the net long market exposure of the Fund stays sufficiently constant (which is currently defined as between 35% and 65%), Gargoyle, in general, does not adjust the Options Portfolio between Expiration Fridays.  Gargoyle may take advantage of flows both in and out of the Fund when trading the Option Portfolio to alter the net long market exposure of the Fund. Additionally, if, due to market conditions, at any point the Fund's net long market exposure falls outside the risk parameters then in place, Gargoyle will adjust the Options Portfolio with the goal to bring the Fund back within those parameters.  To the extent that Gargoyle determines to roll the Options Portfolio forward (i.e., hedge the Stock Portfolio by using the next most near-term month's options), the Fund maintains its call-selling bias.

Investors should note that, although Gargoyle will endeavor to sell near-term index call options, the Fund may implement other options strategies to hedge the Stock Portfolio, such as selling index call options other than near-term options, purchasing put options (on a stock, a sector index or a market index) or selling call options on individual stocks or sector indexes.

Other Information About the Fund and its Non-Principal Investment Strategies

Securities Lending – The Fund may lend its securities to broker-dealers and other institutions to earn additional income, in an amount not to exceed 10% of the Fund’s net assets.

Illiquid Securities.The Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.  However, the Fund may not invest more than 10% of its net assets in such repurchase agreements.

Defensive Position. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or it may hold cash or cash equivalents, including investment grade short-term obligations.  Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security.  The Fund will not be pursuing its investment objectives in these circumstances.

Description of Principal Risks

Investments in the Funds, like any investment, are subject to certain risks.  The value of a Fund’s investments will increase or decrease based on changes in the prices of the investments it holds.  This will cause the value of a Fund’s shares to increase or decrease.  You could lose money on an investment.

Equity Securities Risks. The Funds will invest primarily in equity securities.  Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors.  The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).  Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Funds investments, regardless of the performance or expected performance of companies in which the Funds invest.

Risks of Using Leverage and Short Sales – RiverPark Long/Short Opportunity Fund may use leverage.  Leverage is the practice of borrowing money to purchase securities.  These investment practices involve special risks.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

Growth Stock Risk. RiverPark Long/Short Opportunity Fund will invest in growth stocks.  Growth stocks are subject to the risk that their growth prospects and/or expectations will not be fulfilled, which could result in a substantial decline in their value and adversely impact a Fund’s performance.  When growth investing is out of favor, a Fund’s share price may decline even though the companies a Fund holds have sound fundamentals.  Growth stocks may also experience higher than average volatility.

Options Risks.  RiverPark/Gargoyle Hedged Value Fund will expose investors to the risks inherent in trading options.  RiverPark Long/Short Opportunity Fund may use options.  The risks associated with options include, but are not limited to, volatile movements in the price of the underlying instrument and misjudgments as to the future prices of the options and/or the underlying instrument.  Increased option volatility can increase both the profit potential and the risk associated with the Fund’s trading, while volatility can be monitored and reacted to, there is no cost-effective means of hedging against market volatility.

Selling options creates additional risks. The seller of a "naked" call option (or the seller of a put option who has a short position in the underlying instrument) is subject to the risk of a rise in the price in the underlying instrument above the strike price, which risk is reduced only by the premium received for selling the option.  In exchange for the proceeds received from selling the call option (in lieu of an outright short position), the option seller gives up (or will not participate in) all of the potential gain resulting from a decrease in the price of the underlying instrument below the strike price prior to expiration of the option.

The seller of a "naked" put option (or the seller of a call option who has a long position in the underlying instrument) is subject to the risk of a decline in price of the underlying instrument below the strike price, which risk is reduced only by the proceeds received from selling the option.  In exchange for the premium received for selling the put option (in lieu of an outright long position), the option seller gives up (or will not participate in) all of the potential gain resulting from an increase in the price of the underlying instrument above the strike price prior to the expiration of the option.

Due to the inherent leveraged nature of options, a relatively small adverse move in the price of the underlying instrument may result in immediate and substantial losses to the Fund.

Dispersion Risk. As part of its investment strategy, RiverPark/Gargoyle Hedged Value Fund sells index call options to hedge the Stock Portfolio.  As such, there is the risk that the Stock Portfolio will under-perform the blended performance of the indexes on which those options were sold.  If the Stock Portfolio were to under-perform such indexes sufficiently, the Fund could incur losses, even during times that the Stock Portfolio generates profits.

Value Stock Risk.  RiverPark/Gargoyle Hedged Value Fund will invest in value stocks.  When value investing is out of favor, the Fund’s share price may decline even though the companies the Fund holds have sound fundamentals.

Market Risk. Because each Fund invests most or a substantial portion of its assets in stocks, each is subject to stock market risk.  Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market.  In general, the value of the Fund will move in the same direction as the overall stock market in which the Fund invests, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Small and Medium Capitalization Company Risk. The Funds will invest in the securities of smaller capitalization companies which may be newly formed or have limited product lines, distribution channels and financial and managerial resources.  In addition, many issuers in which the Funds may invest are small or medium capitalization companies. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more well-established companies. This may cause a Fund’s share price to be more volatile when compared to investment companies that focus only on large capitalization companies. Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger capitalization companies. Compared to large-cap companies, smaller-cap companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Funds may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Recent Market Events Risk. Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide, which may have an adverse effect on the Funds.

Management Risk. Management risk means that the Adviser’s or sub-adviser’s security selections and other investment decisions might produce losses or cause the Funds to under perform when compared to other funds with similar investment goals.

Portfolio Turnover Risk. The Funds may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, or sub-adviser, as the case may be, investment considerations warrant such action.  These policies, together with the ability of the Funds to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the annual rate of portfolio turnover of the Funds.  A high portfolio turnover rate will result in greater brokerage commissions and transaction costs.  It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Additional Risks

Emerging Markets Risk.  RiverPark Long/Short Opportunity Fund may invest less than 10% of its assets in the securities of issuers in emerging markets.  Investments in emerging markets involve greater risk resulting from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries.  Loss may also result from the imposition of exchange controls, confiscations and other government restrictions or from problems in security registration or settlement and custody.  The Fund will also be subject to the risk of negative foreign currency rate fluctuations.

Securities Lending Risk. Each Fund may make secured loans of its portfolio securities.  Borrowers of the Fund’s securities may provide collateral in the form of cash that is reinvested in securities.  The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers.  In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.  To the extent a Fund lends its securities, it may be subject to these risks.

Temporary Defensive Position Risk. Under adverse market conditions, the Funds may, for temporary defensive purposes, invest up to 100% of their assets in cash or cash equivalents, including investment grade short-term obligations.  A larger percentage of such investments could moderate a Fund’s investment results.  A Fund may not achieve its investment objective using this type of investing.

Preferred Stock Risk.  Each Fund may invest less than 10% of its assets in preferred stocks.   Investment in preferred stocks carries risks, including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity.  Distributions on preferred stock must be declared by the issuer’s board of directors and may be subject to deferral, and thus they may not be automatically payable.  Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue.  There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable.  The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock.  They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Real Estate Investment Trust (“REIT”) Risks. The Funds may invest in REITs.  Investments in REITs will subject the Funds to various risks.  The first, real estate industry risk, is the risk that REIT share prices will decline because of adverse developments affecting the real estate industry and real property values.  In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties.  REITs often invest in highly leveraged properties.  The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market.  The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make

REIT shares less attractive than other income producing investments.  REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.  Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors.  There can be no assurance that the entities in which the Funds invest with the expectation that they will be taxed as a REIT will qualify as a REIT.  An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the long-term capital gains character of such gains earned by the entity.  If a Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce that Fund’s yield on that investment.  REITs can be classified as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs invest primarily in real property and earn rental income from leasing those properties.  They may also realize gains or losses from the sale of properties.  Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own.  Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties.  They are paid interest by the owners of the financed properties.  Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates.  Hybrid REITs invest both in real property and in mortgages.  Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.  Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code.  The Funds’ investments in REITs may include an additional risk to shareholders in that some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital.  Any such return of capital will generally reduce a Fund’s basis in the REIT investment, but not below zero.  To the extent the distributions from a particular REIT exceed a Fund’s basis in such REIT, such Fund will generally recognize gain.  In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital.  Shareholders that receive such a distribution will also reduce their tax basis in their share of the Funds, but not below zero.  To the extent the distribution exceeds a shareholder’s basis in a Fund’s shares, such shareholder will generally recognize capital gain.

Risks of Investing in Other Investment Companies. The Funds may invest in the securities of other investment companies, which most likely would include shares of exchange-traded funds, but may also include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those types of investments.  The market value of the shares of other investment companies may differ from the net asset value of the Funds. The shares of closed-end investment companies frequently trade at a discount to their net asset value. As a shareholder in an investment company, the Funds would bear their pro rata portion of that entity's expenses, including its investment advisory and administration fees. At the same time, the Funds would continue to pay their own management fee and other expenses. As a result, the Funds and their shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Illiquid Securities Risk. Illiquid securities are securities that are not readily marketable, and include repurchase agreements maturing in more than seven days.  Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Adviser or sub-adviser or at prices approximating the value at which a Fund is carrying the securities.

Equity-Linked Securities Risk. The Funds may invest in equity-linked securities, including, but not limited to, participation notes, certificates, and equity swaps.  Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock.   To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities and subject to each Fund’s restrictions on investments in foreign securities. See “Foreign Securities Risk” above. In addition, the Funds bear the risk that the counterparty of an equity-linked security may default on its obligations under the security. If the underlying security is determined to be illiquid, the equity-linked security would also be considered illiquid and thus subject to each Fund’s restrictions on investments in illiquid securities.

Initial Public Offerings. The Funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs may not be consistently available to a Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Other Investments. The Funds may use a variety of other investment instruments in pursuing their investment programs.  The investments of the Funds may include: asset-backed securities and various derivative instruments, including, but not limited to, options on securities and stock index options, as described in the SAI.  Various risks are associated with these investments.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”). Disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  The Annual and Semi-Annual Reports will be available by calling 888-564-4517 and accessible on the Funds’ website at www.riverparkfunds.com.

Management of the Funds

The management of each Fund is supervised by the Board of Trustees.  RiverPark Advisors, LLC (“RiverPark” or the “Adviser”), located at 156 West 56th Street, 17th Floor, New York, NY  10011, serves as the Funds’ investment adviser.

 Investment Adviser

The Adviser was formed in July 2009 and is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended.  The Adviser is a privately owned investment management firm that sub-advises a family of actively managed ETFs.  The Adviser is a wholly-owned subsidiary of RiverPark Holding Group LLC, a Delaware limited liability company, and is 75% owned by employees and is controlled by Morty Schaja.  Mr. Schaja, CFA, is RiverPark’s Chief Executive Officer, and Mr. Rubin, CFA, is RiverPark’s Chief Investment Officer.  RiverPark Capital Management LLC, an affiliate of the Adviser, provides investment management services to separate accounts and partnerships.  Together, the Adviser and RiverPark Capital Management LLC have $180 million in assets under management, as of December 31, 2011.

RiverPark provides day-to-day portfolio management services to RiverPark Long/Short Opportunity Fund, RiverPark Large Growth Fund (“RiverPark Growth”) and RiverPark Small Cap Growth Fund (“RiverPark Small Cap”) and oversees the day-to-day portfolio management services provided by Wedgewood Partners, Inc. (“Wedgewood”), as sub-adviser, to RiverPark/Wedgewood Fund, by Cohanzick Management, LLC (“Cohanzick”), as sub-adviser, to RiverPark Short Term High Yield Fund and by Gargoyle, as sub-adviser, to RiverPark/Gargoyle Hedged Value Fund.  With regard to RiverPark Long/Short Opportunity Fund, RiverPark Growth and RiverPark Small Cap, the Adviser has discretion to purchase and sell securities in accordance with these Funds’ objectives, policies, and restrictions.  This discretion has been delegated to Wedgewood, Cohanzick and Gargoyle with regard to each respective Fund to which such parties serve as sub-adviser.

Under the general supervision of the Board of Trustees, the Adviser, either directly or by hiring a sub-adviser, will carry out the investment and reinvestment of the assets of the Funds, will furnish continuously an investment program with respect to the Funds, will determine which securities should be purchased, sold or exchanged, and will implement such determinations.  The Adviser will furnish to the Funds investment advice and office facilities, equipment and personnel for servicing the investments of the Funds. The Adviser will compensate all Trustees and officers of the Funds who are members of the Adviser’s organization and who render investment services to the Funds, and will also compensate all other Adviser personnel who provide research and investment services to the Funds.  In return for these services, facilities and payments, the Funds have each agreed to pay the Adviser as compensation under the Investment Advisory Agreement a monthly fee computed at a fixed annual rate of 0.65% (or 0.90% in the case of RiverPark Small Cap and RiverPark/Gargoyle Hedged Value Fund and 1.50% in the case of RiverPark Long/Short Opportunity Fund) of the average daily net assets of each Fund.  The Adviser has agreed contractually to waive its fees and to absorb expenses of the Funds to the extent necessary to ensure that ordinary operating expenses of each class (excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, acquired fund fees and expenses and extraordinary expenses) do not exceed certain percentages of the respective Fund’s average net assets.  The Funds have each agreed to repay the Adviser in the amount of any fees waived and Fund expenses absorbed, subject to certain limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; and (2) the reimbursement may not be made if it would cause the annual expense limitation to be exceeded.  This arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination.  The total estimated annual expenses of the Funds are set forth in the section titled, “Fees and Expenses of the Fund.”

Securities considered as investments for a Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. If transactions on behalf of more than one fund during the same period increase the demand for securities purchased or the supply of securities sold, there may be an adverse effect on price or quantity.  In addition, under its arrangements with unregistered funds that it manages, the Adviser receives a portion of the appreciation of such funds’ portfolios. This may create an incentive for the Adviser to allocate attractive investment opportunities to such funds.  Whenever decisions are made to buy or sell securities by a Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be fair and equitable under the circumstances. The SAI provides additional information regarding such allocation policies.

Portfolio Managers

Below are the backgrounds of the RiverPark Portfolio Manager responsible for the day-to-day portfolio management of RiverPark Long/Short Opportunity Fund.  Mr. Rubin and Mr. Schaja also oversee each sub-adviser’s portfolio management of the respective funds.  In addition, the RiverPark Portfolio Managers are supported by a group of outside advisors.

Mitchell Rubin, CFA, is the portfolio manager of RiverPark Long/Short Opportunity Fund, as well as RiverPark Growth and co-portfolio manager of RiverPark Small Cap and has served in these capacities since the Funds’ inception, including since the inception of RiverPark Long/Short Opportunity Fund’s predecessor partnership.  Mr. Rubin is the Chief Investment Officer of RiverPark.  Mr. Rubin received a BA in Economics and Political Science from the University of Michigan in 1988 and a JD from Harvard Law School in 1991.  From 1991 to 1994, he was an associate at Latham & Watkins specializing in corporate finance transactions.  From 1994 until joining Baron Capital in November of 1995, Mr. Rubin was an equity research analyst for Smith Barney, focusing on emerging growth stocks.  In 1995, he joined Baron Capital as a research analyst covering consumer/retail, gaming/leisure/lodging and real estate.  In 1999, he was co-portfolio manager for Baron Growth Fund.  He served as portfolio manager for the Baron iOpportunity Fund, a technology-focused mutual fund, from the fund’s inception in March 2000 through March 2006, and was also the portfolio manager of Baron Fifth Avenue Growth Fund, a large-cap growth mutual fund, from the fund’s inception in May 2004 through March 2006.  From June 2006 to June 2008, he was a managing general partner of RiverPark Partners, a long/short equity fund.  From its inception on October 2, 2009, Mr. Rubin was the portfolio manager for the RiverPark Growth ETF and the leader of the team that manages the RiverPark Financials ETF.

Morty Schaja, CFA, is the Chief Executive Officer of RiverPark.  Mr. Schaja graduated from Tel-Aviv University in 1975 with a BS in Physics and from Columbia University in 1976 with an MBA in finance and accounting.  From 1977 to 1985, he was Vice President for Consulting with Data Resources, Inc., a leading economic consulting and forecasting firm.  From 1986 through 1987 he was a Senior Analyst with Donaldson, Lufkin & Jenrette’s Stock Index Department.  From 1987 until 1990, Mr. Schaja was Executive Vice President of First Security, a registered investment adviser and hedge fund adviser.  From February 1991 through March 2006, Mr. Schaja had various responsibilities with Baron Capital leading to his position as President and Chief Operating Officer, where he managed the growth of the firm from $50 million in assets under management to over $15 billion.  From June 2006 to April 2009, he was a managing general partner of RiverPark Capital LLC, a registered investment adviser that managed long only and long/short strategies for investment partnerships and separate accounts.

 Investment Sub-Adviser

The Adviser is responsible for selecting sub-advisers to manage the assets of certain of the Funds.  The sub-advisers will be engaged to manage the investments of such Funds in accordance with each Fund’s investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board of Trustees.  Each sub-adviser will be responsible, subject to the supervision and control of the Adviser and the Board of Trustees, for the purchase, retention and sale of securities in each Fund’s investment portfolio under its management.

In order to facilitate the efficient supervision and management of the sub-advisers by the Adviser and the Trust’s Board of Trustees, the Trust and the Adviser intend to apply to the SEC for an exemptive order that would permit the Adviser, subject to certain conditions and approval by the Board of Trustees, but without shareholder approval, to hire new sub-advisers, change the terms of particular agreements with sub-advisers or continue the employment of existing sub-advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. Within 60 days of employing a new sub-adviser, shareholders will receive notification of the change.

Each of the sub-advisers listed below relies upon respective advisory groups for the day-to-day management of the Fund that such sub-adviser manages.  The Adviser will pay the sub-advisers monthly an annual fee based upon the net assets managed by such sub-adviser from the management fee paid to the Adviser pursuant to the Investment Advisory Agreement.  The Funds are not responsible for the payment of this sub-advisory fee.

Gargoyle Investment Advisor, L.L.C.

Gargoyle Investment Advisor L.L.C., a New York limited liability company formed in 1999, is the managing member and investment manager of a number of investment partnerships and is the sub-adviser to the RiverPark/Gargoyle Hedged Value Fund.   The principals of Gargoyle are H. Jay Easterling and Gargoyle Group Holdings L.L.C., the principals of which are Charles Goodgal, Alan S. MacKenzie, Jr., Phillip S. Martin, Joshua B. Parker, Bruce T. Rogoff and Alan L. Salzbank.  Gargoyle had approximately $177 million assets under management and an additional $170 million assets under advisement as of December 31, 2011.

Gargoyle has entered into an Investment Sub-Advisory Agreement with RiverPark and RiverPark/Gargoyle Hedged Value Fund, dated March 12, 2012.  Pursuant to the Sub-Advisory Agreement, Gargoyle receives fees from the Adviser to provide the services described above.  These fees are paid out of the advisory fees the Adviser receives from RiverPark/Gargoyle Hedged Value Fund and are not separately paid by the Fund.  From time to time, Gargoyle may waive all or a portion of its fee.

Portfolio Managers

Joshua B. Parker is the co-portfolio manager of the RiverPark/Gargoyle Hedged Value Fund and has been a portfolio manager of the Fund’s predecessor partnership since its inception.  Mr. Parker is Managing Partner of Investment Strategies of The Gargoyle Group since 1998. From 1988 through 1998, Mr. Parker was General Counsel, then Executive Vice President, of Kenmar Advisory Corp. and its affiliates, one of the leading managers of managers in the managed futures industry. From 1986 to 1988, Mr. Parker was a member of, and an options market-maker on, the American Stock Exchange. During this time, he also trained and sponsored a number of individuals to become successful on-floor options market-makers. From 1996 to 1999, Mr. Parker was also a member of the Government Relations Committee of the Managed Funds Association. Mr. Parker is a Bridge Gold Life Master, a former North American Bridge champion and has represented the United States in international bridge competitions. He is a graduate of Yale University and the New York University School of Law.

Alan L. Salzbank is the co-portfolio manager of the RiverPark/Gargoyle Hedged Value Fund and has been a portfolio manager of the Fund’s predecessor partnership since its inception. Mr. Salzbank has been Managing Partner of Risk Management for The Gargoyle Group since 1999. From 1987 to 1998, Mr. Salzbank was a member of the American Stock Exchange where, in addition to being a highly respected floor trader and market-maker, he advised specialist units and trading firms on options theory and strategy. Prior to that, Mr. Salzbank was a retail branch manager in the Paramus, New Jersey office of Gruntal & Co. (1985-1987), the Director of the futures department and a Limited Partner at Herzfeld & Stern (1980-1985).  At Merrill Lynch, he was a Commodity Analyst and Futures Sales Specialist, as well as the founding editor of the Merrill Lynch “Weekly Futures Report” (1975-1980). Mr. Salzbank is a former Ivy League gymnastics champion. He is a graduate of the Wharton School of the University of Pennsylvania with a degree in Economics, and received an MBA from the New York University School of Business.

The Funds’ Statement of Additional Information provides additional information about the portfolio managers at RiverPark and each sub-adviser, including Gargoyle, including other accounts they manage, their ownership in the Funds they manage, and their compensation.

Approval of Advisory Agreements

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement with respect to the Funds and the Gargoyle Sub-Advisory Agreement will be available in the Funds’ semi-annual report to shareholders for the period ended March 30, 2012.

How the Funds Value Their Shares

The price of each Fund’s shares is based on the Fund’s net asset value.  The net asset value of shares of each Fund is calculated by dividing the value of the Fund’s net assets by the number of the Fund’s outstanding shares.  The net asset value takes into account the fees and expenses of the Fund, including management, administration and other fees, which are accrued daily.   The price at which a purchase or redemption is effected is based on the net asset value next computed after a Fund or its agents receive your request in good order.  All requests received in good order before 4:00 p.m. Eastern Time or the closing of the New York Stock Exchange (the “NYSE”), whichever occurs earlier (the “cut off time”), will be executed at the net asset value computed on that same day.  Requests received after the cut off time (except for requests made in accordance with existing laws on behalf of certain retirement accounts and other omnibus accounts (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, Money Purchase Pensions Plans, accounts held under trust agreements at a trust institution, accounts held at a brokerage, or “Fund Supermarkets”)) will receive the next business day’s net asset value.  In computing net asset value, portfolio securities of the Funds are valued at their current market values determined on the basis of market quotations.  If market quotations are not readily available, securities are valued at fair value as determined in good faith through the consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees.   The Funds will use fair value pricing where: (i) a security is illiquid (restricted securities and repurchase agreements maturing in more than seven days); (ii) the market or exchange for a security is closed on an ordinary trading day and no other market prices are available; (iii) the security is so thinly traded that there have been no transactions in the security over an extended period; or (iv) the validity of a market quotation received is questionable.  In addition, fair value pricing will be used if emergency or unusual situations have occurred, such as when trading of a security on an exchange is suspended; or when an event occurs after the close of the exchange on which the security is principally traded that is likely to have changed the value of the security before the net asset value is calculated (applicable to foreign securities).  Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that each Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which each Fund determines its net asset value per share.

In computing the net asset value per share, each Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE.  The Funds are expected to limit their investment in foreign securities to depositary receipts which are traded on a U.S. exchange.  Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE.  Foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service.  Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE.  If these events materially affect the value of portfolio securities, these securities will be valued at their fair value as determined in good faith by the Board of Trustees.

How to Buy Shares

No sales charges are imposed when you purchase shares of the Funds.  You may purchase shares of each Fund at net asset value (“NAV”) as described below or through your financial intermediary.  Please keep in mind that your financial intermediary may charge additional fees for its services.  The minimum initial investment in Retail Class Shares is $1,000.  The minimum initial investment for Institutional Class Shares is $1 million.  Class C Shares will have a minimum initial investment of $1,000.  The Funds reserve the right to vary or waive the minimum in certain situations.  There is no minimum investment requirement for subsequent investments if mailed by check.  Subsequent purchases by telephone are subject to a minimum of $100.  Each Fund reserves the right to transfer shares, on a tax-free basis, from Institutional Class Shares to Retail Class Shares, if such shareholder’s account falls below the minimum.  Stock certificates will not be issued.  Instead, your ownership of shares will be reflected in your account records with the Funds.

The Fund has authorized one or more brokers to receive purchase and redemption orders.  Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.

All shares will be purchased at the NAV per share next determined after the Funds or, if applicable an authorized broker or broker designee, receive your account application or request in good order. All requests received in good order by the Funds, if applicable an authorized broker or broker designee, before 4:00 p.m. (Eastern time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:
•	The name of the Fund and class;
•	The dollar amount of shares to be purchased;
•	A completed account application; and
•	Check payable to RiverPark Funds

Purchases by Mail

To make an initial purchase by mail:

•	Complete the enclosed application.

•	Mail the application, together with a check made payable to the RiverPark Funds to:

By Mail: RiverPark Funds P.O. Box 219008 Kansas City, MO 64121-9008	By Overnight Delivery or Express Mail: RiverPark Funds c/o DST Systems, Inc. 430 W. 7th Street Kansas City, MO 64105

•
All checks must be in U.S. dollars drawn on U.S. banks.  The Funds do not accept payment in cash, cashier’s checks or money orders.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

•
Subsequent investments may be made in the same manner, but you need not include an application.  When making a subsequent investment, use the return remittance portion of your statement, or indicate on the face of your check, the name of the Fund in which the investment is to be made, the exact title of the account, your address, and your Fund account number.

In compliance with the U.S.A. PATRIOT Act of 2001, please note that the Funds’ transfer agent (the “Transfer Agent”) will verify certain information on your application as part of the Funds’ Anti-Money Laundering Program.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 888-564-4517 if you need additional assistance when completing your application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction on the account until clarifying information/documentation is received.  The Funds also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Purchases by Wire

If you are making your first investment in the Funds, before you wire funds:

•	The Transfer Agent must have a completed application. You can mail or overnight deliver your application to the Transfer Agent at the address above.

•	Upon receipt of your completed application, in good order, the Transfer Agent will establish an account for you.

•
The account number assigned will be required as part of the instruction that should be given to your bank to send the wire.  Your bank must include the name of the Fund you are purchasing, your name and account number so that monies can be correctly applied.  Your bank should transmit funds by wire to:

UMB Bank, N.A.
ABA No. 101000695
RiverPark Funds
DDA Account No.  9871916839
Further Credit:
(name of RiverPark Fund to be purchased)
(shareholder registration)
(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.  The Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

For Subsequent Investments – By wire

•	Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Additional Information

If your purchase transaction is canceled due to nonpayment or because your purchase check does not clear, you will be responsible for any loss the Funds or the Adviser incur and you will be subject to a returned check fee of $25.  If you are an existing shareholder of any of the RiverPark Funds, a Fund may redeem shares from your account in any of the RiverPark Funds to reimburse the Fund or the Adviser for the loss.  In addition, you may be prohibited or restricted from making further purchases of shares.

Telephone trades must be received by or prior to market close, to receive the next calculated net asset value.  Trades received after the market close will be processed using the net asset value per share determined on the next business day.  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

Shares may also be purchased through certain brokers or other financial intermediaries, which may impose transaction fees and other charges.  These fees and charges are not imposed by the Funds.

Shares of the Funds have not been registered for sale outside of the United States.  The RiverPark Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

The Adviser may at its own expense make payments to some, but not all brokers, dealers or financial intermediaries for shareholder services, as an incentive to sell shares of a Fund and/or to promote retention of their customers’ assets in the Fund.  These payments sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Funds’ shares or the amount the Funds receive as proceeds from such sales.

Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds or their shareholders including shareholder servicing, transaction processing, sub-accounting services, marketing support and/or access to representatives of the broker, dealer or other financial intermediaries.  Revenue sharing payments also may be made to brokers, dealers and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list.  You may wish to consider whether such arrangements exist when evaluating any recommendation to purchase shares of the Funds.

The Board of Trustees has adopted a shareholder servicing plan according to which each Fund may pay shareholder servicing fees equal to up to 0.25% of the Retail Class Shares and Institutional Class Shares to various shareholder servicing agents for performing non-distribution related shareholder servicing functions and maintaining shareholder accounts on behalf of their clients who own shares of the Funds.  Because these shareholder servicing fees are paid out of assets attributable to each Fund’s Retail Class Shares and Institutional Class Shares on an ongoing basis, over time these fees will increase the cost of an investment in such shares an may cost more than other types of sales charges.

For a period of 30 days following the effective date of this Prospectus, shares of each Fund may be purchased in exchange for securities that are permissible investments of such Fund, subject to the Adviser’s determination that the securities are acceptable.  Securities accepted in exchange must be liquid securities that are not restricted as to transfer and must have a value that is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on a national exchange or on the basis of prices provided by a pricing service.  The Funds and the Adviser reserve the right to reject any such purchase order.

Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in a Fund may be transferred to that state.

Exchange Privilege

You may exchange some or all of your shares of a Fund for shares of the same class of one of the other RiverPark Funds.  You may do this through your financial intermediary, or by telephone or mail as described below.  An exchange involves the redemption of shares of one Fund and the purchase of shares of another RiverPark Fund.  Once an exchange request has been placed by telephone or mail, it is irrevocable and may not be modified or canceled.  Exchanges are made on the basis of the relative net asset values of the shares being exchanged next determined after an exchange request is received.  An exchange which represents an initial investment in a Fund is subject to the minimum investment requirements of that Fund.  In addition, brokers and other financial intermediaries may charge a fee for processing exchange requests.

The RiverPark Funds each have different investment objectives and policies.  You should review the objective and policies of the Fund whose shares will be acquired in an exchange before placing an exchange request.  An exchange is a taxable transaction for Federal income tax purposes.  You are limited to five exchanges per calendar year.  The exchange privilege may be modified or discontinued at any time by the RiverPark Funds upon sixty days’ notice.

Exchanges by Telephone

To exchange shares by telephone:

•	Call 888-564-4517
•	Shares exchanged by telephone must have a value of $1,000 or more.
•	Exchange requests received after market close (generally 4:00 p.m. Eastern time) will be processed using the net asset value determined on the next business day.
•
During periods of unusual economic or market conditions, you may experience difficulty in effecting a telephone exchange.  You should follow the procedures for exchanges by mail if you are unable to reach the Funds by telephone, but send your request by overnight courier to: RiverPark Funds, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105.

To exchange shares by telephone, you must indicate this on your application.  To authorize telephone exchanges after establishing your Fund account, send a signed written request to RiverPark Funds, P.O. Box 219008, Kansas City, MO 64121-9008.

Reasonable procedures are used to verify that telephone exchange instructions are genuine.  If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions.  A telephone exchange may be refused by a Fund if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time.

Exchanges by Mail

To exchange shares by mail:

•	Send a written request using the procedures for written redemption requests (however, no signature guarantee is required).
•	For further information, call 888-564-4517.

How to Redeem Shares

You may redeem shares of each Fund on any day the NYSE is open, either directly or through your financial intermediary.  The price you will receive is the net asset value per share next computed after your redemption request is received in good order. Redemption proceeds generally will be sent to you within seven days.  However, if shares have recently been purchased by check, redemption proceeds will not be sent until your check has been collected (which may take up to fifteen business days).  Once a redemption request has been placed, it is irrevocable and may not be modified or canceled.  Redemption requests received after market close (generally 4:00 p.m. Eastern time) will be processed using the net asset value per share determined on the next business day. Brokers and other financial intermediaries may charge a fee for handling redemption requests.

Good Order
Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:
•	The request should be in writing, indicating the number of shares or dollar amount to be redeemed;
•	The request must identify your account number;

•	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
•	The request should include a signature guarantee, if applicable (see below).

Redeeming Shares by Mail

To redeem shares by mail:

•	Send a letter of instruction signed by all registered owners of the account to: RiverPark Funds, P.O. Box 219008, Kansas City, MO 64121-9008.
•	Additional documentation is required for the redemption of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners.
•	A signature guarantee of each owner is required to redeem shares in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address request was received by the Transfer Agent within the last 30 days;
•
The Funds and/or the Transfer Agent may require a signature guarantee in other cases based on the facts and circumstances relative to the particular situation. A signature guarantee must be provided by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Transfer Agent; and

•	For all redemptions in excess of $50,000 from any shareholder account

•	Payment for the redeemed shares will be mailed to you by check at the address indicated in your account registration.

For further information, call 888-564-4517.

Redeeming Shares by Telephone

To redeem shares by telephone:

•
Call 888-564-4517 between the hours of 9:00 a.m. and 5:00 p.m. (Eastern time) on any business day (i.e., any weekday exclusive of days on which the NYSE is closed).  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

•	Specify the amount of shares you want to redeem (minimum $1,000, maximum $50,000).
•	Provide the account name, as registered with a Fund, and the account number.
•
Redemption proceeds will be mailed to you by check at the address indicated in your account registration, or wired to an account at a commercial bank that you have previously designated.  A $15.00 charge is deducted from redemption proceeds if the proceeds are wired.  This charge is subject to change without notice.  In addition, your bank may impose a charge for receiving wires.  Redemption proceeds may also be sent by electronic funds transfer through the ACH network, to your predetermined bank account.  There is no charge for the electronic funds transfer however credit may not be available for two to three days.

•
During periods of unusual economic or market conditions, you may experience difficulty effecting a telephone redemption.  In that event, you should follow the procedures for redemption by mail and send your written request by overnight courier to: RiverPark Funds, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105.

To redeem shares by telephone, you must indicate this on your application and choose how the redemption proceeds are to be paid.  To authorize telephone redemption after establishing your account, or to change instructions already given, send a signed written request to RiverPark Funds, P.O. Box 219008, Kansas City,

MO 64121-9008.  Signatures may require a guarantee or verification by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees or authentication are acceptable to the Transfer Agent.  You should allow approximately ten business days for the form to be processed.

Reasonable procedures are used to verify that telephone redemption requests are genuine.  These procedures include requiring some form of personal identification and tape recording of conversations.  If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions.  Each Fund reserves the right to refuse a telephone redemption request, if it is believed advisable to do so.  The telephone redemption option may be suspended or terminated at any time without advance notice.

Additional Redemption Information

A redemption of shares is a taxable transaction for Federal income tax purposes.  Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by applicable law.  The Funds reserve the right to close your account in a Fund if as a result of one or more redemptions the account value has remained below $1,000 for thirty days or more.  You will receive sixty days’ written notice to increase the account value before the account is closed.  Although in unusual circumstances the Funds may pay the redemption amount in-kind through the distribution of portfolio securities, they are obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund’s total net assets during any ninety-day period for any one shareholder.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Tools to Combat Frequent Transactions

The Funds are intended for long-term investors.  The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm fund performance.  While not specifically unlawful, the practice utilized by short-term traders to time their investments and redemptions of Fund shares with certain market-driven events can create substantial cash flows.  These cash flows can be disruptive to the portfolio manager’s attempts to achieve a Fund’s objectives.  Further, frequent short-term trading of Fund shares drives up the Funds’ transaction costs to the detriment of the remaining shareholders.

Funds that invest in overseas securities, where market timers may seek to take advantage of time zone differences and funds that invest in investments which are not frequently traded, may be targets of market timers.

For these reasons, the Funds use a variety of techniques to monitor for and detect abusive trading practices. The Funds do not accommodate “market timers” and discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm fund performance.  The Board of Trustees has developed and adopted a market timing policy which takes steps to reduce the frequency and effect of these activities in each Fund.  These steps include monitoring trading activity and using fair value pricing, as approved by the Board of Trustees, when the Adviser determines current market prices are not readily available.  These techniques may change from time to time as determined by the Funds in their sole discretion.

Trading Practices.  Currently, the Funds reserve the right, in their sole discretion, to identify trading practices as abusive.  The Funds may deem the sale of all or a substantial portion of a shareholder's purchase of fund shares to be abusive. In addition, the Funds reserve the right to reject purchase and exchange requests by any investor or group of investors for any reason without prior notice, including, in particular, if the Funds or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund(s).

The Funds monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Funds believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts other than exchanges into a money market fund. In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.  In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Funds do not have simultaneous access to the underlying shareholder account information.  In this regard, in compliance with Rule 22c-2 under the Investment Company Act of 1940, as amended, the Funds have entered into Information Sharing Agreements with financial intermediaries pursuant to which these financial intermediaries are required to provide to the Funds, at each Fund’s request, certain customer and identity trading information relating to its customers investing in a Fund through non-disclosed or omnibus accounts.  The Funds will use this information to attempt to identify abusive trading practices.  Financial intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from customers that are found to have engaged in abusive trading in violation of a Fund’s policies.  However, the Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a consequence, a Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Fair Value Pricing.  The trading hours for most foreign securities end prior to the close of the NYSE, the time each Fund’s net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Funds may value foreign securities at fair value, taking into account such events, when they calculate their net asset values. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.

The Board of Trustees has also developed procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Funds’ pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser or sub-adviser, as the case may be, does not represent fair value. The Funds may also fair value a security if the Funds or the Adviser or sub-adviser, as the case may be, believes that the market price is stale. Other types of securities that the Funds may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

Shareholder Services

The Funds offer the following shareholder services.  For more information about these services or your account, contact your financial intermediary or call 888-564-4517.  Some services are described in more detail in the application.

Automatic Investment Plan. You may make regular monthly investments automatically in amounts of not less than $50 through the Automatic Investment Plan.  This plan provides a convenient method to have monies deducted from your bank account, for investment into the Funds.  In order to participate in the plan, your financial institution must be a member of the ACH network.  The Funds may modify or terminate this privilege at any time.  If your bank rejects your payment, a $25 fee will be charged to your account.  To begin participating in the plan, please complete the Automatic Investment Plan section on the application or call the Transfer Agent at 888-564-4517.  Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five days prior to the effective date.  Please allow up to 30 days to create the plan and 5 days to cancel or change it.

Telephone Investment Plan. You may make investments into an existing account, on demand, in amounts of not less than $100 or more than $10,000 per investment by calling 888-564-4517.  If elected on your application, telephone orders will be accepted by electronic funds transfer from your bank account through the ACH network.  You must have banking information established on your account prior to making a purchase.  If your order is received by 4:00 p.m. (Eastern time), shares will be purchased at the net asset value calculated on that day.

Systematic Cash Withdrawal Plan. If your account has a value of $10,000 or more, you may participate in the Systematic Cash Withdrawal Plan.  Under this plan, you may elect to receive regular monthly, quarterly or annual checks to your address of record, or credit directly to your predetermined bank account, in a stated amount of not less than $75.  Shares will be redeemed as necessary to make those payments.  To participate in the Systematic Cash Withdrawal Plan, you should elect to have dividends and capital gain distributions on your Fund shares reinvested.  Any cash dividends and capital gains distributions on shares held in a Withdrawal Plan Account will be automatically reinvested.

Investments through Employee Benefit and Savings Plans. Certain qualified and non-qualified employee benefit and savings plans may make shares of the Funds available to their participants.  The Adviser, and not the Funds, may provide compensation to organizations providing administrative and recordkeeping services to those plans.

Automatic Reinvestment Plan. For your convenience, all dividends and distributions of a Fund are automatically reinvested in full and fractional shares of that Fund at the net asset value per share at the close of business on the ex date, unless you request otherwise in writing.  A written request to change your dividend reinvestment election must be received at least five full business days before a given record date to be effective on that date.

Tax Sheltered Retirement Plans. Eligible investors may open a pension or profit sharing account in a Fund under the following prototype retirement plans: (i) Individual Retirement Accounts (‘‘IRAs’’) and Rollover IRAs; and (ii) Simplified Employee Pensions for sole proprietors, partnerships and corporations.

Householding. The Funds will automatically send updated prospectuses, Annual and Semi-Annual Reports to Fund shareholders.  In order to reduce the volume of mail, when possible, only one copy of each document will be sent to shareholders we reasonably believe are from the same family or household.   Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 888-564-4517 to request individual copies of these documents.  Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Dividends, Distributions and Taxes

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of a Fund who acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus.  These authorities are subject to change by legislative or administrative action, possibly with retroactive effect.  The following discussion is only a summary of some of the important tax considerations generally applicable to investments in a Fund and the discussion set forth herein does not constitute tax advice.  For more detailed information regarding tax considerations, see the Funds’ SAI. There may be other tax considerations applicable to particular investors.  In addition, income earned through an investment in a Fund may be subject to state, local and foreign taxes.

Your distribution will be reinvested automatically in additional shares of the Fund in which you have invested, unless you have elected on your original application, or by written instructions filed with the Fund, to have them paid in cash. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value.  All future distributions will be automatically reinvested in the shares of the Fund.  No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Policy. It is the policy of each Fund to distribute to shareholders its investment company taxable income, if any, annually as required for qualification as a regulated investment company by the Code.  Each Fund also intends to distribute its net capital gain in order to avoid taxation of the Fund itself on such gains.  Dividends and distributions generally are taxable in the year paid, except any dividends paid in January that were declared in the previous calendar quarter, with a record date in such quarter, will be treated as paid in December of the previous year.  You may elect to have dividends and/or capital gains paid in cash.

Taxation of the Funds. Each Fund intends to qualify to be treated as a regulated investment company under the Code.  While so qualified, a Fund will not be required to pay any Federal income tax on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders.  The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year.  Each Fund anticipates meeting these distribution requirements.

Taxation of Shareholders.  The following information is meant as a general summary for U.S. citizens and residents.  Most shareholders normally will have to pay Federal income tax and any state or local taxes on the dividends and distributions they receive from the Fund whether dividends and distributions are paid in cash or reinvested in additional shares.

The Funds’ net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income.  Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the Funds.  Absent further legislation, the reduced maximum rates of 15% for non-corporate taxpayers on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.  Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

Your redemptions, including exchanges, may result in a capital gain or loss for Federal tax purposes.  A capital gain or loss on your investment is the difference between your tax basis in your shares, including any sales charges, and the amount you receive when you sell your shares.

Following the end of each calendar year, every shareholder will be sent applicable tax information and information regarding the dividends paid and capital gain distributions made during the calendar year.  A Fund may be subject to foreign withholding taxes, which would reduce its investment return. Tax treaties between certain countries and the U.S. may reduce or eliminate these taxes.  A Fund’s transactions in options, futures and forward contracts are subject to special tax rules.  These rules can affect the amount, timing and characteristics of distributions to shareholders.

The foregoing briefly summarizes some of the important Federal income tax consequences to shareholders of investing in a Fund’s shares, reflects the Federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors.  Investors should consult their tax advisers regarding other Federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

Notice of Privacy Policy

FACTS	WHAT DOES RIVERPARK FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•           Social Security number
•           account balances
•           account transactions
•           transaction history
•           wire transfer instructions
•           checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers ' personal information; the reasons RiverPark Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does RiverPark Funds Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 888-564-4517 or go to http://www.riverparkfunds.com.

What we do
Who is providing this notice?	RiverPark Funds Trust
How does RiverPark Funds Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

How does RiverPark Funds Trust collect my personal information?
We collect your personal information, for example, when you

▪           open an account
▪           provide account information
▪           give us your contact information
▪           make a wire transfer
▪           tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only

▪           sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪           affiliates from using your information to market to you
▪           sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Our affiliates include RiverPark Advisors, LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ RiverPark Funds Trust doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ RiverPark Funds Trust doesn’t jointly market.

Not Part of the Prospectus

Additional Information

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Funds.  This Prospectus does not constitute an offer by the Funds to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

INVESTMENT ADVISER
RiverPark Advisors, LLC
156 West 56th Street, 17th Floor
New York, New York  10019

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts  02109

TRANSFER AGENT
DST Systems, Inc.
333 West 11th Street, 5th Floor
Kansas City, Missouri 64105

ADMINISTRATOR
SEI Investments Global Fund Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

FUND COUNSEL
Blank Rome LLP
405 Lexington Avenue
New York, New York 10174-0208

To Obtain More Information About the Funds

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports — Additional information is available in the Annual and Semi-Annual Reports to Fund Shareholders. The Annual Report to Fund shareholders contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

Statement of Additional Information — The SAI provides more details about the Funds and their policies.  A current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

To obtain free copies of the Annual or Semi-Annual Reports to Fund shareholders or the SAI or to discuss questions about the Funds:

By Telephone — 888-564-4517

By Mail — RiverPark Funds, P.O. Box 219008, Kansas City, MO 64121-9008 or by overnight courier to RiverPark Funds, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105.

By Website — http://www.riverparkfunds.com

From the SEC — Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street, Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the IDEA database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File Number 811-22431

RPF-PS-001-0100

STATEMENT OF ADDITIONAL INFORMATION

March 30, 2012

RiverPark Long/Short Opportunity Fund
Retail Class, Institutional Class and Class C Shares
RiverPark/Gargoyle Hedged Value Fund
Retail Class, Institutional Class and Class C Shares

Each a Series of RiverPark Funds Trust

P.O. Box 219008
Kansas City, MO 64121-9008
(888) 564-4517

This Statement of Additional Information (“SAI”), dated March 30, 2012, relates to RiverPark Long/Short Opportunity Fund and RiverPark/Gargoyle Hedged Value Fund (together with RiverPark Long-Short Opportunity, the “Funds”).  Each Fund is a separate series of RiverPark Funds Trust (the “Trust”).  Shares of each Fund are offered through a prospectus dated March 30, 2012 (the “Prospectus”).  A copy of the Prospectus may be obtained without charge by calling the number listed above.  This SAI is not a prospectus.  It contains information in addition to and more detailed than that set forth in the Prospectus and is intended to provide you with information regarding the activities and operations of each Fund.  This SAI should be read in conjunction with the Prospectus.

Table of Contents

DESCRIPTION OF EACH FUND AND ITS INVESTMENTS	1
HISTORY OF THE FUNDS AND GENERAL INFORMATION	1
TYPES OF INVESTMENTS	2
INVESTMENT RESTRICTIONS	10
CERTAIN RISK CONSIDERATIONS	13
MANAGEMENT	13
CODE OF ETHICS	21
PROXY VOTING POLICIES AND PROCEDURES	21
INVESTMENT ADVISORY ARRANGEMENTS	22
PORTFOLIO MANAGERS	23
DISTRIBUTOR	25
ALLOCATION OF BROKERAGE	25
PORTFOLIO HOLDINGS INFORMATION	26
ADDITIONAL TAX INFORMATION	27
NET ASSET VALUE	30
PURCHASE OF SHARES	31
ANTI-MONEY LAUNDERING PROGRAM	31
REDEMPTIONS	31
SERVICE PROVIDERS	32
PERFORMANCE INFORMATION	33
GENERAL	34
FINANCIAL STATEMENTS	35
ADDITIONAL INFORMATION	35
APPENDIX A

i

DESCRIPTION OF EACH FUND AND ITS INVESTMENTS

The investment objectives of each Fund and a description of its principal investment strategies are set forth under each Fund’s “SUMMARY SECTION” and “ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS AND RELATED RISKS” in the Prospectus.  Each Fund’s investment objectives are non-fundamental and may be changed by the Board of Trustees without shareholder approval by providing sixty days notice of the change.

RiverPark Advisors, LLC (the “Adviser”) serves as the investment adviser of each Fund.  Gargoyle Investment Advisor L.L.C. (“Gargoyle”) serves as the sub-adviser for RiverPark/Gargoyle.

HISTORY OF THE FUNDS AND GENERAL INFORMATION

Capitalization and Organization

Each Fund is a series of RiverPark Funds Trust, a Delaware statutory trust organized on June 22, 2010.  In addition to the Funds, the Trust offers four series, RiverPark Large Growth Fund, RiverPark/Wedgewood Fund, RiverPark Small Cap Growth Fund and RiverPark Short Term High Yield fund.  The Trust is governed by its Board of Trustees.  Each Fund may issue an unlimited number of shares of beneficial interest with a $0.001 par value.  All shares of each Fund have equal rights and privileges.  Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote, to participate equally with other shares of the same class in dividends and distributions declared by such Fund and, upon liquidation, to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of each Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

Under the Trust’s Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee upon a vote of two-thirds of all of the outstanding shares of beneficial interest of the Trust.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the Investment Company Act of 1940, as amended (the “1940 Act”) may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held, unless matters arise requiring a vote of shareholders under the Declaration of Trust or the 1940 Act.

Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

The Trustees are authorized to classify and reclassify any issued class of shares of a Fund into shares of one or more classes of the Fund and to reclassify and issue any unissued shares to any number of additional series without shareholder approval.  Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of the Trust with different investment objectives, policies or restrictions, additional series or classes of shares may be created.  Any issuance of shares of another series or class would be governed by the 1940 Act and the laws of the State of Delaware.  If shares of another series of the Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes.  Generally, shares of all portfolios, including the Funds, would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner.  As to matters affecting each portfolio differently, such as approval of its investment advisory agreement (“Advisory Agreement”) and changes in investment policy, shares of each portfolio would vote separately.  In addition, the Trustees may, in the future, create additional classes of shares of a Fund.  Except for the different distribution related and other specific costs borne by classes of shares of a Fund that may be created in the future, each such class will have the same voting and other rights described as the other class or classes of such Fund.

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Any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust.  A meeting of shareholders for the purpose of electing or removing one or more Trustees will be called (i) by the Trustees upon their own vote, or (ii) upon the demand of a shareholder or shareholders owning shares representing 10% or more of the outstanding shares.

TYPES OF INVESTMENTS

The following supplements the information contained in the Prospectus concerning a description of securities and investment practices of the Funds.  You should read it together with each Fund’s section in the Prospectus entitled “Additional Information about the Principal Investment Strategies of the Funds and Related Risks.”

Equity Securities

Equity securities in which the Funds invest may include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options.  The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Convertible Securities

Each Fund may invest in convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period.  Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities.  The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

Each Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common shares will assist a Fund in achieving its investment objective.  Each Fund may also elect to hold or trade convertible securities.  In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.  In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

Warrants

Each Fund may invest in warrants.  Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time.  Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual.  However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant.  Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them.  The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

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Foreign Securities

Each Fund may purchase securities of non-U.S. issuers and securities of U.S. issuers that trade in foreign markets (“foreign securities”).  To the extent that foreign securities purchased by a Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect: a Fund’s net asset values per share; the value of any interest earned; gains and losses realized on the sale of securities; and net investment income and capital gains, if any, to be distributed to shareholders by a Fund.  If the value of a foreign currency rises against the U.S. dollar, the value of a Fund’s assets denominated in that currency will increase.  Correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of a Fund’s assets denominated in that currency will decrease.  The performance of a Fund will be measured in U.S. dollars, the base currency for a Fund.  When a Fund converts its holdings to another currency, it may incur conversion costs.  Foreign exchange dealers realize a profit on the difference between the prices at which such dealers buy and sell currencies.

Each Fund may engage in transactions in foreign securities, which are listed on foreign securities exchanges, traded in the over-the-counter market or issued in private placements.  Transactions in listed securities may be effected in the over-the-counter markets if, in the opinion of the Adviser, this affords a Fund the ability to obtain best price and execution.  Securities markets of foreign countries in which each Fund may invest are generally not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets.  The differences between investing in foreign and U.S. companies include: (1) less publicly available information about foreign companies; (2) the lack of uniform financial accounting standards and practices among countries which could impair the validity of direct comparisons of valuations measures (such as price/earnings ratios) for securities in different countries; (3) less readily available market quotations for the securities of foreign issuers; (4) differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks; (5) differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments; (6) generally lower foreign stock market volume; (7) the likelihood that foreign securities may be less liquid or more volatile, which may affect the ability of the Funds to purchase or sell large blocks of securities and thus obtain the best price; (8) transactions costs, including brokerage charges and custodian charges associated with holding foreign securities, may be higher; (9) the settlement period for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity; (10) foreign securities held by a Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays, and accordingly, net asset value per share may be significantly affected on days when shareholders do not have the ability to purchase or redeem shares of the Fund; and (11) political and social instability, expropriation, and political or financial changes which adversely affect investment in some countries.  These various risks may be greater in emerging market countries.

American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”) and other securities convertible into securities of foreign issuers may not necessarily be denominated in the same currency as the securities into which they may be converted, but rather in the currency of the market in which they are traded.  ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  EDRs are receipts issued in Europe by banks or depositories that evidence a similar ownership arrangement.  Generally ADRs, in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

Fixed Income Securities

Each Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers.  These securities, whether of U.S. or foreign issuers, may pay fixed, variable or floating rates of interest, and may include zero coupon obligations, which do not pay interest until maturity.  Fixed income securities may include:

▪	bonds, notes and debentures issued by corporations;

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▪	debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”);
▪	municipal securities;
▪	mortgage-backed and asset-backed securities; or
▪
debt securities issued or guaranteed by foreign corporations and foreign governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks.

Subject to certain limitations, each Fund may invest in both investment grade and non-investment grade debt securities.  Investment grade debt securities have received a rating from Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) in one of the four highest rating categories or, if not rated, have been determined by the Adviser to be of comparable quality to such rated securities.  Non-investment grade debt securities (typically called “junk bonds”) have received a rating from S&P or Moody’s of below investment grade, or have been given no rating and are determined by the Adviser to be of a quality below investment grade.  Each Fund may invest up to 5% of the value of its total assets in debt securities that are rated below A by Moody’s or by S&P, except RiverPark Short Term High Yield Fund which will have no limit.  Each Fund, with the exception of RiverPark Short Term High Yield Fund, may not invest in debt securities rated below Ccc by S&P or Caa by Moody’s (or unrated debt securities determined to be of comparable quality by the Adviser).  There are no limitations on the maturity of debt securities that may be purchased by the Funds.

Sovereign Debt Obligations

The Funds may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of developing countries.  Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations.  Sovereign debt of developing countries may involve a high degree of risk, and may present the risk of default.  Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Securities of Other Investment Companies

Each Fund may invest in the securities of other registered, open-end investment companies and exchange traded funds that have investment objectives and policies similar to its own.  Each Fund may also purchase shares of money market funds that invest in U.S. Government Securities and repurchase agreements, in lieu of purchasing money market instruments directly.  Any investment by a Fund in the securities of other investment companies, including money market funds, will be subject to the limitations on such investments contained in the 1940 Act.  Shareholders of a Fund that holds shares of another investment company will indirectly bear the fees and expenses of that company, which will be in addition to the fees and expenses they bear as shareholders of the Funds.

Each Fund may from time to time rely on Section 12(d)(1)(F) of the 1940 Act with respect to their investments in other investment companies.  Section 12(d)(1) of the 1940 Act precludes each Fund from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if: (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

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Each Fund may purchase the equity securities of closed-end investment companies to facilitate investment in certain countries.  Equity securities of closed-end investment companies generally trade at a discount to their net asset value, but may also trade at a premium to net asset value.  Each Fund may pay a premium to invest in a closed-end investment company in circumstances where the Adviser determines that the potential for capital growth justifies the payment of a premium.  Closed-end investment companies, as well as money market funds, pay investment advisory and other fees and incur various expenses in connection with their operations.  Shareholders of a Fund will indirectly bear these fees and expenses, which will be in addition to the fees and expenses of such Fund.

Recent Market Events

The fixed-income markets continue to experience a period of extreme volatility which has negatively impacted market liquidity conditions.  Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market.  However, these concerns have since expanded to include a broad range of mortgage-and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors.  As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of.  Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected.  During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline.  These events and the continuing market upheavals may have an adverse effect on the Funds.

Equity-Linked Securities

The Funds may invest in equity-linked securities, including, but not limited to, participation notes, certificates, and equity swaps.  Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock.   To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities and subject to each Fund’s restrictions on investments in foreign securities. See “Foreign Securities” and “Foreign Securities Risk” above. In addition, the Funds bear the risk that the counterparty of an equity-linked security may default on its obligations under the security. If the underlying security is determined to be illiquid, the equity-linked security would also be considered illiquid and thus subject to each Fund’s restrictions on investments in illiquid securities.

Participation notes, also known as participation certificates, are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country.  The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.  There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.  Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund.   Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security.  Participation notes involve transaction cost.  If the underlying security is determined to be illiquid, participation notes may be illiquid

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and therefore subject to the Fund's percentage limitation for investments in illiquid securities.  Participation notes offer a return linked to a particular underlying equity, debt or currency.

Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.  An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.  Equity swaps may also be used for hedging purposes or to seek to increase total return.  A Fund’s ability to enter into certain swap transactions may be limited by tax considerations.  The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer.

Equity swap contracts may be structured in different ways.  For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.  In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).  A Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Payments may be made at the conclusion of an equity swap contract or periodically during its term.

Equity swaps are derivatives and their value can be very volatile.  Equity swaps normally do not involve the delivery of securities or other underlying assets.  Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make.  If the counterparty to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive.  Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the cost of the underlying asset without the use of leverage.  In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates.  To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss.  Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.  When entering into swap contracts, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Funds’ exposure, the Funds and the Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

Illiquid Securities

The Trust’s Board of Trustees (the “Board” or “Trustees”) has adopted procedures to determine the liquidity of certain restricted securities, as permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”).  Rule 144A (the “Rule”) is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws.  The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers.  The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for sale under the Rule.  The SEC Staff has left the question of determining the liquidity of restricted securities eligible for

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resale under the Rule for determination by the Trustees.  The Trustees consider the following criteria in determining the liquidity of these restricted securities:

(i)	the frequency of trades and quotes for the security;
(ii)	the number of dealers willing to purchase or sell the security and the number of other potential buyers;
(iii)	dealer undertakings to make a market in the security; and
(iv)	the nature of the security and the nature of the marketplace trades.

Lending of Portfolio Securities

The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund.  During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on such securities.  Loans are subject to termination at the option of a Fund or the borrower.  Each Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.  A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Temporary Investments

For defensive purposes, each Fund may temporarily invest all or a substantial portion of its assets in high quality fixed income securities, including money market instruments, or may temporarily hold cash.  In addition, for defensive purposes, a Fund may hold certain securities for less than 61 days and, as a result, shareholders may be unable to take advantage of the reduced federal income tax rates applicable to any qualifying dividends otherwise attributable to such securities.  In addition, during such times, a Fund may temporarily invest up to 100% of its assets in cash or cash equivalents.  Fixed income securities will be deemed to be of high quality if they are rated “A” or better by S&P or the corresponding rating by Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include:

▪	Government securities;
▪	commercial paper;
▪	certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation;
▪	short-term obligations of foreign issuers denominated in U.S. dollars and traded in the U.S.; and
▪	repurchase agreements.

Repurchase agreements are agreements under which a Fund purchases securities from a bank or a securities dealer that agrees to repurchase the securities from a Fund at a higher price on a designated future date.  If the seller under a repurchase agreement becomes insolvent, a Fund’s right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them.  In the event of the bankruptcy or insolvency of the seller, a Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities.  If the seller defaults, the value of the securities may decline before a Fund is able to dispose of them.  If a Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, such Fund may not enjoy protections comparable to those provided to most repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral.  Each Fund has adopted procedures designed to minimize the risks of loss from repurchase agreements.

Each Fund’s custodian or a sub-custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily.  To the extent that the original seller does not repurchase the securities from the Fund, that Fund could receive less than the repurchase

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price on any sale of such securities.  In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action.  Each Fund believes that under the regular procedures normally in effect for custody of a Fund’s portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities.  Each Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Adviser to be creditworthy pursuant to guidelines established by the Trustees.

Short Sales (other than Options)

Each Fund may effect short sales of securities.  A short sale involves the sale of a security that a Fund does not own in anticipation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price.  When selling short, a Fund must borrow the security sold short and will be obligated to return the security to the lender.  This is accomplished by a later purchase of the security by the Fund to close its short position.  When a Fund effects a short sale, it must maintain collateral in a segregated account consisting of cash or liquid securities with a value equal to the current market value of the securities sold short less any cash deposited with its broker.  A Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by the Fund would exceed 10% of the value of such Fund’s net assets, except that the RiverPark Long/Short Opportunity Fund may sell a security short so long as, as a result of that sale, the current value of securities sold short by that Fund would not exceed 50% of the value of its gross assets (including the amounts borrowed) and 100% of the value of its net assets.

The use of short sales is considered a speculative investment practice.  The limited use of this practice, however, permits a Fund to pursue opportunities to profit from anticipated declines in the prices of particular securities which in the view of the Adviser are overvalued or are likely to be adversely affected by particular trends or events.

Each Fund may also effect short sales “against the box” to hedge against a decline in the value of a security owned by the Fund.  These transactions are not subject to the 10% limitation described above.  If a Fund effects a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and hold those securities while the short sale is outstanding.

Borrowing

Each Fund may borrow money for investment purposes (which is a practice known as “leverage”), subject to restrictions.  Leveraging creates an opportunity for increased investment returns, but at the same time, creates special risk considerations.  For example, leveraging may exaggerate changes in the net asset value of a Fund’s shares and in the yield on a Fund’s portfolio.  Although the principal amount of such borrowings will be fixed, a Fund’s net assets may change in value during the time the borrowing is outstanding.  Since any decline in value of a Fund’s investments will be borne entirely by such Fund’s shareholders, the effect of leverage in a declining market would be a greater decrease in net asset value than if such Fund did not use leverage.  Leveraging will create interest expenses for a Fund, which can exceed the investment return from the borrowed funds.  To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s investment return will be greater than if leverage was not used.  Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of borrowings, the investment return of the Fund will be less than if leverage was not used.

Use of Options

Each of the Funds may purchase call and put options on securities to seek capital growth or for hedging purposes.  Each Fund may also write and sell covered call and put options and purchase and write options on stock indices (such as the S&P 500 Index) listed on domestic or foreign securities exchanges or traded in the over-the-counter market for hedging purposes.  Additionally, RiverPark Long/Short Opportunity and RiverPark/Gargoyle may sell uncovered call options on securities and stock indices.

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Each of the Funds may invest up to 50% of the value of its assets, represented by premiums paid, to purchase call and put options on securities and securities indices.  The Funds may write covered call and put options on securities and securities indices, so long as the aggregate nominal value does not exceed 200% of the value of its assets.

An option on a security provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date.  The holder pays a non-refundable purchase price for the option, known as the “premium.”  The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost.  The risk of the seller, or “writer,” however, is potentially unlimited, unless the option is “covered,” which is generally accomplished through the writer’s ownership of the underlying security, in the case of a call option, or the writer’s segregation of an amount of cash or securities equal to the exercise price, in the case of a put option.  If the writer’s obligation is not covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

Options on securities and options on indices of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the NYSE, which are regulated by the SEC.  The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option.  Options on securities and indices purchased and written by the Funds may be traded on NASDAQ rather than on an exchange.  Any options not traded on an exchange must be effected with primary government securities dealers recognized by the Board of Governors of the Federal Reserve System.

An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series.  Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time.

Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.  There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.  However, the Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

Each Fund may also invest in so-called “synthetic” options or other options and derivative instruments written by broker-dealers, including options on baskets of specified securities.  Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an

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options transaction.  The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

Options transactions may be effected on domestic and foreign securities exchanges or in the over-the-counter market.  Options positions may be of the American or the European variety.  An American style option may be exercised by the holder at any time after it is purchased until it expires.  A European style option may be exercised only on its expiration date.  When options are purchased over-the-counter, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract.  In addition, the Fund may have difficulty closing out its positions in over-the-counter and synthetic options, which could result in losses to the Fund.  Over-the-counter option positions and various derivative instruments may be illiquid and, in such cases are subject to the limitations on the purchase of illiquid securities by the Fund.

Options on Stock Indices

Certain options on a stock indices provide the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security.  The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.”  The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised.  As in the case of non cash-settled options, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

The index underlying a stock index option may be a “broad-based” index, such as the Standard & Poor’s 500 Index or the NYSE Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general.  In contrast, certain options may be based on narrower market indices, such as the Standard & Poor’s 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies.  A stock index assigns relative values to the stock included in the index and the index fluctuates with changes in the market values of the stocks so included.

The purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally.  In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.  Index prices may be distorted if trading of certain stocks included in the index is interrupted.  Trading in index options also may be interrupted in certain circumstances such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted.  If this occurred, a Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes.  However, it is a policy to purchase and sell options only on indices that include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

INVESTMENT RESTRICTIONS

A fundamental policy with respect to a Fund cannot be changed without the affirmative vote of a majority of the outstanding voting securities of such Fund.  As used in this SAI and in the Prospectus, “a majority of the outstanding voting securities of a Fund” means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of a Fund or (2) 67% of the shares of a Fund present if more than 50% of the shares are present at a meeting in person or by proxy.

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Fundamental Policies of the RiverPark Long/Short Opportunity Fund

The following fundamental policies may not be changed without approval by the vote of a majority of RiverPark Long/Short Opportunity Fund’s outstanding voting securities.  As a matter of fundamental policy, the Fund may not:

(1)
With respect to 75% of its total assets, purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of any one issuer, or that Fund would own more than 10% of the voting securities of any one issuer.

(2)	Issue senior securities other than to evidence indebtedness, borrowings or short sales as permitted.

(3)	Borrow money except that it may borrow:

(a)	for leveraging purposes,
(b)	from banks for temporary or emergency purposes, such as to meet unanticipated shareholder redemptions, or
(c)	by entering into reverse repurchase agreements,

if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed).  Any such borrowings may be secured or unsecured.  Each Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

(4)
Underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(5)	Concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities.

(6)
Purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent the Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies that invest in real estate, or obligations secured by real estate or interests therein.

(7)	Lend any of its assets, except as permitted under the securities lending policy set forth below under the Funds’ non-fundamental policies.

(8)
Pledge, mortgage or hypothecate its assets, except to secure borrowings (as set forth above under Investment Restriction 3(a) above), or with respect to a securities lending program.  Notwithstanding anything to the contrary herein, each Fund may pledge collateral in connection with investments in certain derivative transactions permitted in the Prospectus and Statement of Additional Information.

(9)	Purchase or sell commodities or commodity contracts.

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Fundamental Policies of the RiverPark/Gargoyle Hedged Value Fund

The following fundamental policies may not be changed without approval by the vote of a majority of the RiverPark/Gargoyle Hedged Value Fund’s outstanding voting securities.  As a matter of fundamental policy, the Fund may not:

(1)
With respect to 75% of its total assets, purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of any one issuer, or that Fund would own more than 10% of the voting securities of any one issuer.

(2)	Issue senior securities other than to evidence indebtedness, borrowings or short sales as permitted.

(3)	Borrow money except that it may borrow:

(a)	for leveraging purposes,
(b)	from banks for temporary or emergency purposes, such as to meet unanticipated shareholder redemptions, or
(c)	by entering into reverse repurchase agreements,

if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed).  Any such borrowings may be secured or unsecured.  Each Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

(4)
Underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(5)	Concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities.

(6)
Purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent the Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies that invest in real estate, or obligations secured by real estate or interests therein.

(7)	Lend any of its assets, except as permitted under the securities lending policy set forth below under the Funds’ non-fundamental policies.

(8)
Pledge, mortgage or hypothecate its assets, except to secure borrowings (as set forth above under Investment Restriction 3 above), or with respect to a securities lending program.  Notwithstanding anything to the contrary herein, each Fund may pledge collateral in connection with investments in certain derivative transactions permitted in the Prospectus and Statement of Additional Information.

(9)	Purchase or sell commodities or commodity contracts.

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Non-Fundamental Policy of the Funds

The following restrictions are imposed by the management of the Funds and may be changed by the Board without shareholder approval at any time.  Each Fund may not:

(1)
Hold more than 15% of the value of its net assets, taken at the time of investment, in illiquid securities.  Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.  Illiquid securities may include restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice.

(2)	Invest in derivative securities, other than equity and index options. Except that RiverPark Long/Short Opportunity Fund may invest in swaps for hedging purposes.

(3)	Lend portfolio securities representing more than 10% of its net assets.

The SEC has taken the position that, for purposes of the restrictions applicable to a fund’s diversification, such as those set forth in this section above, investments in securities of other investment companies, including in exchange-traded funds, are considered investments in the portfolio securities of such investment companies.

If a percentage limitation set forth in an investment policy or restriction of a fund is adhered to at the time of investment or at the time a fund engages in a transaction, a subsequent increase or decrease in percentage resulting from a change in value of an investment or position, or a change in the net assets of a fund, will not result in a violation of such restriction.  However, if at any time borrowings exceed 33 1/3% of total assets, a fund must reduce its borrowings within three business days thereafter.

For purposes of their policies and limitations, a Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

CERTAIN RISK CONSIDERATIONS

There can be no assurance that a Fund will achieve its investment objective and an investment in a Fund involves certain risks which are described under each Fund’s “SUMMARY SECTION - PRINCIPAL RISKS” and “ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS AND RELATED RISKS” in the Prospectus.

MANAGEMENT

The Board has the responsibility for the overall management of the Trust and each Fund, including general supervision and review of each Fund’s investment activities and its conformity with Delaware law and the stated policies of a Fund.  The Board of Trustees elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees, including the Trustees who are not interested persons of the Trust as that term is defined in the 1940 Act (“Independent Trustees”), and executive officers of the Trust, their ages and principal occupations during the past five years are set forth below.

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Independent Trustees
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Richard Browne, 156 West 56th Street, 17th Floor, New York, NY 10019 (51)	Trustee	Indefinite; since September 20, 2010	Owner and President, Rector Management Corp (real estate and construction company, since 1986); Owners Representative, Queens Ballpark Company, LLC (since 2005).	5	None
Michael Cohen, 156 West 56th Street, 17th Floor, New York, NY 10019 (52)	Trustee	Indefinite; since September 20, 2010	Managing Partner, Coda Capital Partners (since 1999).	5	None
Ira Balsam, 156 West 56th Street, 17th Floor, New York, NY 10019 (46)	Trustee	Indefinite; since March 1, 2012	Retired (since Jan. 2012); Chief Financial Officer, Avenue Capital Management II, L.P. (group of unregistered investment companies, 2002-2011).	5	None

Interested Trustees & Officers
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Morty Schaja*, 156 West 56th Street, 17th Floor, New York, NY 10019 (57)	Interested Trustee, President and Chairman of the Board	Indefinite; since June 22, 2010	Chief Executive Officer and Managing Partner, RiverPark Advisors and RiverPark Capital Management LLC (since 2009); Chief Executive Officer and Managing Partner, RiverPark Capital LLC (since 2006); President and Chief Operating Officer, Baron Capital Inc. and Baron Funds (1991 to 2006).	5	None

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Mitch Rubin*, 156 West 56th Street, 17th Floor, New York, NY 10019 (45)	Interested Trustee	Indefinite; since September 20, 2010	Chief Investment Officer and Managing Partner, RiverPark Advisors and RiverPark Capital Management LLC (since 2009); Chief Investment Officer and Managing Partner, RiverPark Capital Inc. (2006 to 2008 and since 2009); Partner, Ariance Capital (2008); Portfolio Manager(1995 to 2006).	5	None
Paul Genova, 156 West 56th Street, 17th Floor, New York, NY 10019 (34)	Secretary	Since September 20, 2010
Chief Financial Officer, RiverPark Advisors and RiverPark Capital Management LLC (since 2009); Chief Financial Officer, RiverPark Capital Inc. (since 2008); Controller, K Squared Capital Advisors, LP (2007 to 2008); Exis Capital Management, Inc. (2003 to 2007).
				N/A	N/A
Matt Kelly, 156 West 56th Street, 17th Floor, New York, NY 10019 (42)	Vice President	Since September 20, 2010	Chief Marketing Officer and Partner, RiverPark Advisors and RiverPark Capital Management LLC (since 2010); Vice President, Baron Funds (1997 to 2010).	N/A	N/A
Michael Lawson, One Freedom Valley Drive, Oaks, PA 19456 (50)	Treasurer and Chief Financial Officer	Since September 20, 2010	Director, SEIGFA Fund Accounting Department (since 2005)	N/A	N/A
Carolyn Mead, One Freedom Valley Drive, Oaks, PA 19456 (54)	Assistant Vice President and Assistant Secretary	Since September 20, 2010	Corporate Counsel, SEIGFS (since 2007); Associate Counsel, Stradley Ronan, Stevens & Young LLP (2004 to 2007).	N/A	N/A
Brian Ferko, 500 East Swedesford Road, Suite 104 Wayne, PA 19087 (40)	Chief Compliance Officer	Since September 20, 2010	Managing Director, Cipperman Compliance Services; formerly with Aberdeen Asset Management, BHR Fund Advisers, Ardmore Investment Partners and Turner Investment Partners.	N/A	N/A

*	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.
**	The Fund Complex includes each series of the Trust.

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The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of the Board’s effectiveness.  The Board determined that each of the Trustees is qualified to serve as a Trustee of the Funds based on a review of the experience, qualifications, attributes and skills of each Trustee.  In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Trustees, the Adviser, other service providers, counsel and the independent registered accounting firm; and willingness and ability to commit the time necessary to perform the duties of a Trustee.  Each Trustee’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Trustee of the Funds.  Information indicating the specific experience, skills, attributes and qualifications of each Trustee, which led to the Board’s determination that the Trustee should serve in this capacity, is provided below.

Mr. Browne has significant professional experience with complex real estate and significant construction development transactions and management of major commercial buildings.  He is an active manager of his personal investments and has extensive financial risk management skills and understanding of financial instruments, markets and strategies.

Mr. Cohen has over 20 years of experience with governance, risk assessment, investment and operational matters within the investment industry.  His experience includes executive and leadership positions in the investment management industry, as well serving as a director on corporate boards.  In addition, earlier in his career, Mr. Cohen practiced corporate law at a large law firm.

Mr. Balsam has significant professional experience with risk assessment, accounting and operational matters within the investment industry.  His experience includes executive and officer positions with an investment industry accounting firm and a major hedge fund complex, where he also held a leadership position with the valuation committee.

Mr. Rubin has extensive experience in the financial industry, working on Wall Street for over 19 years.  He has served as portfolio manager of mutual funds, investment partnerships and separate accounts for over 13 years.  As Chief Investment Officer of the Adviser, he is a valuable resource to the Independent Trustees regarding the management of the Funds.  In addition, earlier in his career, Mr. Rubin practiced corporate law at a large law firm.  Mr. Rubin is a Chartered Financial Analyst.

Mr. Schaja has over 25 years of investment experience, including as an executive to various investment management companies since 1985.  He served as a director of various mutual funds for over 10 years.  He has extensive experience in all aspects of the investment management industry, including research, portfolio management, distribution, risk management and compliance.  Prior to working in the investment management industry, Mr. Schaja was a management consultant Fortune 1000 companies.  Mr. Schaja is a Chartered Financial Analyst.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Leadership Structure and Responsibilities of the Board of Trustees

The Board is responsible for overseeing the management of the Funds.  The Board also elects the Company’s officers who conduct the daily business of the Funds.  The Board meets at least four times

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during the year to review the investment performance of each Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements.

The Trustees interact directly with the Chairman of the Board, each other as Trustees and committee members, the Funds’ officers, and senior management of the Adviser and other service providers of the Funds at scheduled meetings and between meetings, as appropriate.  Each Trustee was appointed to serve on the Board because of his experience, qualifications, attributes and/or skills as set forth in the subsection “Trustees and Officers,” above.

Currently the Board is comprised of five individuals, two of whom are considered “Interested” Trustees as defined by the Investment Company Act.  The remaining Trustees are referred to as “Disinterested” or “Independent” Trustees.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Trustees from the Adviser and other service providers with respect to services provided to the Funds, and minimizes any potential conflicts of interest that could arise from these relationships and other risks that the Funds may face.  The Board further believes that its structure allows all of the Trustees to participate in the full range of the Board’s oversight responsibilities.  The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing the Funds’ operations is important, in light of the size and complexity of the Funds and the risks that the Funds face.  The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Funds, and the environment in which the Funds operate, change.

Committees

Currently, the Board has an Audit Committee, Valuation Committee and Nominating and Corporate Governance Committee (the “Nominating Committee”).  The responsibilities of each committee and its members are described below.

The Audit Committee is comprised of each of the Independent Trustees (i.e., Messrs. Browne, Cohen and Balsam).  The Audit Committee makes recommendations to the Board with respect to the engagement of independent auditors, approves all auditing and other services provided to the company and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Funds’ financial operations.  The Audit Committee meets at least two times per year.  During the fiscal year ended September 30, 2011, the Audit Committee met once.

The Valuation Committee consists of each of the Independent Trustees (i.e., Messrs. Browne, Cohen and Balsam).  The Valuation Committee has responsibility for, among other things, monitoring the valuation of Fund securities and other investments and, as required, when the Board of Trustees is not in session, reviewing and approving the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board.  The Valuation Committee meets as necessary.  During the fiscal year ended September 30, 2011, the Valuation Committee met three times.

The Nominating Committee consists of each of the Independent Trustees (i.e., Messrs. Browne, Cohen and Balsam).  The Nominating Committee evaluates the size and composition of the Board, identifies and screens independent Trustee candidates for appointment to the Board and submits final recommendations to the full Board for approval, reviews independent Trustee compensation and expense reimbursement policies, and reviews memoranda prepared by independent legal counsel relating to positions, transactions and relationships that could reasonably bear on the independence of Trustees.  The Nominating Committee meets as necessary.  During the fiscal year ended September 30, 2011, the Nominating Committee met once.

While the Nominating Committee will consider candidates timely recommended by shareholders to serve as a Trustee, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Company.  In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any

17

timely submitted shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee or other Independent Trustees.  For shareholder recommendations to be considered, a shareholder must provide contact information for the candidate, including all the information about a candidate that would be required to be included in a proxy statement seeking approval of that candidate, and a notarized letter executed by that candidate which states his or her willingness to serve on the Board if elected.

Risk Oversight

The Board oversees risk management for the Funds directly and, as to certain matters, through its committees.  The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Funds’ senior officers, the Adviser, the Fund’s independent auditors, legal counsel and personnel from the Funds’ other service providers.  The Board has adopted, on behalf of the Funds, and periodically reviews with the assistance of the Fund’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Funds’ activities.  In addition, the Adviser and the Funds’ other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Funds’ activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.  The Board does not believe that a separate Risk Oversight Committee is necessary for effective risk oversight at this time, but intends to continuously evaluate how it assesses risk and will consider again in the future whether any changes to their current structure are prudent.

Compensation

The Trust pays an annual fee to each Trustee who is not an officer or employee of the Adviser or the distributor (or any affiliated company of the Adviser or distributor) in the amount of $10,000, plus $1,000 per additional meeting to the extent the Board meets more frequently than quarterly.  Travel expenses of Trustees who are not affiliated persons of the Adviser or distributor (or any affiliated company of the Adviser or distributor) that are incurred in connection with attending meetings of the Board are also reimbursed.  For the fiscal year ended September 30, 2011, the Trustees received the following compensation from the Trust:

Name of Person, Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Trust Paid to Trustees
Morty Schaja*	$ 0	N/A	N/A	$ 0
Mitch Rubin*	$ 0	N/A	N/A	$ 0
Richard Browne	$10,000	N/A	N/A	$10,000
Michael Cohen	$10,000	N/A	N/A	$10,000
Ira Balsam**	$0	N/A	N/A	$0

*	Denotes Trustees who are “interested persons” of the Trust under the 1940 Act.
**	Mr. Balsam did not become a Trustee until March 1, 2012.

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Trustee and Officer Ownership of Fund Shares

Set forth below is the dollar range of equity securities of each of the Funds beneficially owned by each Trustee as of December 31, 2011:

A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	$100,001-$500,000
F.	$500,001-$1,000,000
G.	Over $1,000,000

Name	RiverPark Large Growth Fund	RiverPark/ Wedgewood Fund	RiverPark Small Cap Growth Fund	RiverPark Short Term High Yield Fund	RiverPark Long/Short Opportunity Fund**	RiverPark/ Gargoyle Hedged Value Fund**	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Morty Schaja	G	G	G	G	-	-	G
Richard Browne	A	A	A	A	-	-	A
Michael Cohen	A	A	A	A	-	-	A
Ira Balsam	A	A	A	A	-	-	A
Mitch Rubin	G	A	G	F	-	-	G

*	Includes holdings of each series of the Trust.
**	RiverPark Long/Short Opportunity Fund and RiverPark/Gargoyle Hedged Value Fund had not commenced operations as of December 31, 2011.

During the calendar years ended December 31, 2010 and December 31, 2011, no Trustee who is not an interested person of the Trust or immediate family member of such Trustee had:

(i)	any direct or indirect interest in the Adviser or the Distributor of the Funds or their affiliates; or
(ii)	any material interest, direct or indirect in any transaction or series of similar transactions in which the amount involved exceeds $120,000; or
(iii)
any direct or indirect relationship, in which the amount involved exceeds $120,000 including payments for property or services to or from, provision of legal services to, provision of investment banking services to (other than as a participating underwriting in a syndicate); or

(iv)	any consulting or other relationship that is substantially similar in nature and scope to the foregoing relationships, with:

(A)      the Funds; (B) an officer of the Trust; (C) an investment company, or person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) (15 U.S.C. 80a-3(c)(1) and (c)(7)), having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or the Distributor; (D) an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) (15 U.S.C. 80a-3(c)(1) and (c)(7)), having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or the Distributor; (E) the Adviser or the Distributor; (F) an officer of the Adviser or the Distributor; (G) a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor; or (H) an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (excluding routine, retail relationships, including credit cards, bank or brokerage accounts, residential mortgages, insurance policies, etc.).

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No officer of the Adviser or the Distributor, or officers of persons directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor has served during the two most recently completed calendar years, on the board of directors of a company where an Independent Trustee or immediate family member of such Trustee, was, during the two most recently completed calendar years, an officer.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  As of the date of this SAI, there are no principal shareholders or control persons of either Fund.

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CODE OF ETHICS

The Adviser and the Trust have each adopted a Code of Ethics pursuant to Section 204A and Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act, respectively.  SEI Investments Distribution Co. (the “Distributor”) has also adopted a Code of Ethics. Each Code of Ethics applies to the personal investing activities of the trustees, directors, officers and certain employees of the Trust, the Adviser or the Distributor (“Access Persons”), as applicable.  Rule 17j-1 and each Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons.  Each Code permits Access Persons to trade securities for their own accounts and generally requires them to report their personal securities transactions.  Each Code is included as an exhibit to the Trust’s registration statement, which is on file with, and available from, the SEC.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the RiverPark Funds Trust has approved the delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to the Adviser.  With respect to RiverPark/Wedgewood and RiverPark Short Term, the Adviser has in turn delegated this responsibility to the applicable sub-adviser.

The Adviser and each sub-adviser have adopted proxy voting policies and procedures which the Board has reviewed and considered, including that the Adviser may engage a third party proxy voting firm.  The Adviser’s goal in performing this service is to make proxy voting decisions to vote or not to vote proxies in a manner that serves the best interests of the Funds.  To implement this goal, the Adviser has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions.  The Proxy Voting Guidelines are designed to ensure that where the Adviser has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met and are attached to this SAI as Appendix A.

The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

The Adviser and each sub-adviser will vote proxies in strict accordance with the Proxy Voting Policy and Procedures.  In the event that the Sub-Adviser does not or cannot vote the proxies appurtenant to the shares of stock of companies held by a Fund managed by that sub-adviser, the Adviser shall vote those proxy(s) in accordance with the Proxy Voting Guidelines   The Adviser shall report to the Board on the implementation and administration of the policies and procedures, including proxy votes involving a conflict of interest for the sub-adviser/Adviser and deviations from the stated voting guidelines.

More Information

The actual voting records relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free 888-564-4517 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling the Fund, toll free, at 888-564-4517, and will be sent within three business days of receipt of a request.

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INVESTMENT ADVISORY ARRANGEMENTS

The management of each Fund is supervised by the Board of Trustees of the Trust.  RiverPark Advisors, LLC provides investment advisory services to each Fund pursuant to an investment advisory agreement entered into with the Trust (the “Advisory Agreement”).

The Adviser, located at 156 West 56th Street, 17th Floor, New York, NY 10019, is a Delaware limited liability company organized on April 16, 2009.  It was formed for the purpose of providing investment advisory and management services to investment companies (including the Funds) and a family of actively managed ETFs (the RiverPark ETFs).  The Adviser is a wholly-owned subsidiary of RiverPark Holding Group LLC, a Delaware limited liability company, and is 75% owned by employees and controlled by Morty Schaja.  Mr. Schaja, CFA, is RiverPark’s Chief Executive Officer, and Mr. Rubin, CFA, is RiverPark’s Chief Investment Officer.  RiverPark Capital Management LLC, an affiliate of the Adviser, provides investment management services to separate accounts and partnerships.  Together, the Adviser and RiverPark Capital Management LLC have $180 million in assets under management, as of December 31, 2011.

Gargoyle Investment Advisor, L.L.C. provides investment sub-advisory services to RiverPark/Gargoyle pursuant to an investment sub-advisory agreement entered into with the Trust, on behalf of RiverPark/Gargoyle, and the Adviser.

Under the Advisory Agreement and the sub-advisory agreement, the Adviser or sub-adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each respective Fund’s portfolio of investments.  In addition, the Adviser provides office facilities to each Fund and performs a variety of administrative services.  Each Fund bears all of its other expenses and liabilities, including expenses incurred in connection with maintaining its registration under the 1933 Act, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholders’ meetings and reports to shareholders.  The Adviser pays the costs of printing and distributing prospectuses used for prospective shareholders.

The Advisory Agreement and the sub-advisory agreement is terminable, without the payment of any penalty, on sixty days’ written notice, by a vote of the holders of a majority of a Fund’s outstanding shares, by a vote of a majority of the Trustees or by the Adviser.  Each of the Advisory Agreement and sub-advisory agreements provides that it will automatically terminate in the event of its assignment.  Each agreement provides in substance that the Adviser or sub-adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or sub-adviser or of reckless disregard of its obligations thereunder.

The Advisory Agreement between the Adviser and the Trust on behalf of each Fund was approved by the Trustees, including a majority of the Independent Trustees, on February 14, 2012, and each Fund’s initial shareholder on March 13, 2012.  The RiverPark/Gargoyle Sub-Advisory Agreement was approved by the Trustees, including a majority of the Independent Trustees, on February 14, 2012 and by RiverPark/Gargoyle’s initial shareholder on March 13, 2012.  Each of the Advisory Agreement and the sub-advisory agreement has an initial term of two years.  Each Advisory Agreement may be continued in effect from year to year after its initial term, provided that its continuance is approved annually by the Trustees or by a majority of the outstanding voting shares of the Fund, and in each case is also approved by a majority of the Independent Trustees by vote cast in person at a meeting duly called for the purpose of voting on such approval.

The Adviser has agreed contractually to waive its fees and to absorb expenses of the Funds to the extent necessary to assure that ordinary operating expenses of the Funds (excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, and extraordinary expenses) do not exceed annually an expense cap percentage of the Fund’s average daily net assets as follows:

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Fund	Class	Expense Cap
RiverPark Long/Short Opportunity	Retail	2.00%
	Institutional	1.85%
	C Class	2.85%
RiverPark/Gargoyle	Retail	1.50%
	Institutional	1.25%
	C Class	2.25%

The Funds have agreed to repay the Adviser in the amount of any fees waived and Fund expenses absorbed, subject to the limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; and (2) the reimbursement may not be made if it would cause the annual expense limitation to be exceeded.  Subject to annual approval by the Board of Trustees, this arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination.

In consideration of the Expense Limitation Agreement to which the Adviser and each Fund are parties, each sub-adviser has agreed to waive a portion of its fee or contribute to a portion of the Funds’ expenses to the extent that operating expenses exceed the expense limitation.  In the case of RiverPark/Gargoyle, the sub-adviser will reimburse the Fund for 100% of the reimbursed expenses subject to the expense limitation.  Any recovery of fees waived and expenses reimbursed permitted under the Expense Limitation Agreement will be shared in proportion to the Adviser’s and sub-adviser’s share of expenses reimbursed or fees waived.

Securities considered as investments for a Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates.  If transactions on behalf of more than one Fund during the same period increase the demand for securities purchased or the supply of securities sold, there may be an adverse effect on price or quantity.  Whenever decisions are made to buy or sell securities by a Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions in a manner which it believes to be fair and equitable under the circumstances.  As a result of such allocations, there may be instances where a Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis.  An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable.  While these aggregations and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Trustees that the benefits from the Adviser’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  When two or more funds purchase or sell the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Each Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund, other series of the Trust and certain other accounts that are managed by the Adviser.  Each Fund may from time to time engage in such transactions in accordance with these procedures.

PORTFOLIO MANAGERS

Mitchell Rubin is the portfolio manager responsible for the day-to-day management of the RiverPark Long/Short Opportunity Fund.  Joshua B. Parker and Alan L. Salzbank are the portfolio managers primarily responsible for the investment decisions of the RiverPark/Gargoyle Hedged Value

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Fund.  The following tables show the number of other accounts managed by Messrs. Rubin, Parker and Salzbank and the total assets in the accounts managed within various categories as of September 30, 2011.

Mitchell Rubin
			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets
Registered Investment Companies	2	7.8	-	-
Other Pooled Investments	3	52.3	-	-
Other Accounts	-	-	-	-

Joshua B. Parker
			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	TotalAssets ($ in millions)	Number of Accounts	Total Assets
Registered Investment Companies	-	-	-	-
Other Pooled Investments	1	174,158,398	1	174,158,398
Other Accounts	2	160,000,000	-	-

Alan L. Salzbank
with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets
Registered Investment Companies	-	-	-	-
Other Pooled Investments	1	174,158,398	1	174,158,398
Other Accounts	2	160,000,000	-	-

Material Conflict of Interest. Where conflicts of interest arise between the Funds and other accounts managed by the portfolio managers, including unregistered funds, exchange-traded funds or separate accounts, the portfolio managers will proceed in a manner that ensures that the Fund will not be treated materially less favorably.  There may be instances where similar portfolio transactions may be executed for the same security for more than one account managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Adviser’s, or sub-adviser’s, as the case may be, trade allocation policy.

Compensation.

RiverPark Advisors, LLC.  RiverPark seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.  Portfolio managers, including Mr. Rubin (RiverPark Long/Short Opportunity) each receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package.  Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the performance of the portfolio manager’s accounts, including the Fund(s) and contribution to the overall growth and profitability of the firm.  Portfolio managers are provided no financial incentive to favor one fund or account over another.  In addition, Mr. Rubin is a substantial equity owner of RiverPark Holding Group LLC, the Adviser’s parent company, and thus receives compensation based on the overall profitability of the Adviser.

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Gargoyle Investment Advisor L.L.C.  Gargoyle seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.  Mr. Parker and Mr. Salzbank Rolfe  are partners and substantial owners of Gargoyle, and thus receive compensation solely based on Gargoyle’s overall profitability.  Mr. Parker and Mr. Salzbank are provided no financial incentive to favor one fund or account over another.

Securities Owned in the Funds by Portfolio Managers.  As of September 30, 2011, none of the portfolio managers owned any equity securities of the Funds because the Funds had not commenced operations as of that date.

DISTRIBUTOR

Each Fund has entered into a distribution agreement with SEI Investments Distribution Co. (the “Distributor”).  Each Fund has authorized the Distributor to use appropriate efforts to solicit orders for the sale of shares of that Fund, including such advertising and promotion as it believes reasonable in connection with such solicitation.  The Distributor finances such promotional activities at its own expense.

ALLOCATION OF BROKERAGE

Decisions regarding the placement of orders to purchase and sell investments for the Funds are made by the Adviser or sub-adviser, as the case may be.  A substantial portion of the transactions in equity securities for a Fund will occur on domestic stock exchanges.  Transactions on stock exchanges involve the payment of brokerage commissions.  In transactions on stock exchanges in the United States and some foreign exchanges, these commissions are negotiated.  However, on many foreign stock exchanges these commissions are fixed.  In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.  Over-the-counter transactions will generally be placed directly with a principal market maker, although a Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals.  Such transactions are normally effected on a net basis and generally do not involve payment of brokerage commissions.  However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter.  Purchases or sales from dealers will normally reflect the spread between the bid and ask price.

The policy of each Fund regarding transactions for purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.  Consistent with this policy, when securities transactions are effected on a stock exchange, a Fund’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances.  The Board believes that a requirement always to seek the lowest commission cost could impede effective management and preclude a Fund or the Adviser from obtaining high quality brokerage and research services.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser may rely on its experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction.  Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

In seeking to implement a Fund’s policies, the Adviser or sub-adviser places transactions with those brokers and dealers who it believes provide the most favorable prices and which are capable of providing efficient executions.  If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing transactions with those brokers and dealers who also furnish research or research related services to a Fund or the Adviser or sub-adviser.  Such services may include, but are not limited to, any one or more of the following: information as to the

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availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of securities.  The information and services received by the Adviser and sub-advisers from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit all or any Fund directly.  While such services are useful and important in supplementing its own research and facilities, the Adviser and sub-advisers each believes the value of such services is not determinable and does not significantly reduce its expenses.

Certain broker-dealers, which provide quality execution services, also furnish research services to the Adviser or sub-advisers.  The Adviser and each sub-adviser has adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts as to which it exercises investment discretion.  Accordingly, the Adviser and sub-advisers may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.

PORTFOLIO HOLDINGS INFORMATION

The Adviser, each sub-adviser and the Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds.  These portfolio holdings disclosure policies have been approved by the Board.  Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the IDEA database on the SEC’s website at www.sec.gov.  In addition, the Funds disclose their portfolio holdings on the Funds’ website at www.riverparkfunds.com on a monthly basis approximately 10 days after the end of each month.

From time to time, rating and ranking organizations such as Standard & Poor’s and Morningstar, Inc. may request complete portfolio holdings information in connection with rating the Funds.  Similarly, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Funds’ portfolio along with related performance attribution statistics.  The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information.  To prevent such parties from potentially misusing portfolio holdings information, the Funds will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least thirty days, as described above.  In addition, the Fund’s Chief Compliance Officer, or a designated officer of the Trust, may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to rating agencies and to pension plan sponsors and/or their consultants, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any investment program, (3) the recipient will not provide access to third parties to this information, and (4) the Fund publicly discloses such information on its web site within 72 hours from providing such information to a third party.  Rating and ranking organizations, the Funds’ service providers and pension plan sponsors and/or their consultants are subject to these restrictions.

In addition, the Funds’ service providers, such as custodian and transfer agent, may receive portfolio holdings information in connection with their services to the Funds.  In no event shall the Adviser, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental and regulatory personnel) requires the approval of the Chief Compliance Officer.

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The Chief Compliance Officer or a designated officer of the Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of a Fund and its shareholders.  No consideration may be received by the Funds, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio holdings information.  The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purpose for which it is furnished.

ADDITIONAL TAX INFORMATION

(See also “DIVIDENDS, DISTRIBUTIONS AND TAXES” in the Prospectus)

The following is a summary discussion of the material U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of shares of a Fund. This discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. In addition, the discussion does not address any state, local or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations (possibly with retroactive effect).  No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting a Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the specific tax consequences to them of investing in a Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

Each Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies (“RIC”) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.)  In order to qualify as a RIC, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and net income from interests in “qualified publicly traded partnerships” (as defined in the Code); and (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of each Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs and other securities limited in respect of any one issuer, to an amount not greater than 5% of each Fund’s total assets and 10% of the outstanding voting securities of such issuer, (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of (i) any one issuer; (ii) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (iii) any one or more “qualified publicly traded partnerships” (as defined in the Code); and (c) distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income (as defined in the Code, but without regard to the deduction for dividends paid) for such taxable year in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income tax.  By so qualifying, a Fund is not subject to Federal income tax if it timely distributes its investment company taxable income and any net realized capital gains.  A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year.  Each Fund anticipates meeting such distribution requirements.

Dividends paid by each Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income or, as discussed below, qualified dividend income, as applicable.  Investment company taxable income includes net investment income and net realized short-term gains (if any).  A portion of these distributions may be treated as qualified dividend income (eligible for the reduced

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maximum rate to individuals and other non-corporate taxpayers of 15% (5% for individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations.  Distributions from net capital gain (if any) that are designated as capital gains dividends are taxable as long-term capital gains without regard to length of time the shareholder held shares of the Fund.  Long-term capital gains also will be taxed at up to a maximum rate of 15% to individuals and other non-corporate taxpayers.  Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains for such taxpayers will cease to apply to taxable years beginning after December 31, 2010.  Any dividends received by a Fund from domestic corporations will constitute a portion of a Fund’s gross investment income.  This portion of the dividends paid by a Fund may qualify for the dividends-received deduction for shareholders that are U.S. corporations.  Shareholders will be informed of the amounts of dividends which so qualify.

Distributions will be taxable as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders that receive distributions in the form of additional shares will generally be treated as having received a taxable distribution and will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

Each Fund will inform shareholders of the amount of their ordinary income dividends and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year.

Distributions by each Fund result in a reduction in the net asset value of that Fund’s shares.  Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution, if made from the Fund’s earnings and profits, nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital.  In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution.  The price of shares purchased at that time includes the amount of the forthcoming distribution.  Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares.  Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the investor’s hands and will be a long-term capital gain or loss if the shares have been held for more than one year.  Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss.  Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of.  Any loss realized by a shareholder on the sale of shares of a Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

All dividends, whether received in shares or cash, must be reported by each shareholder on his or her Federal income tax return.  Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of a Fund’s distributions.

Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a Federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by a Fund.  The backup withholding rate is 28% for 2010. Legislation may be enacted which provides for a different rate.  If the backup withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption

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proceeds will be reduced by the amounts required to be withheld.  Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions.  The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates).  It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons).  Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to Federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

Special Tax Considerations

The Funds maintain accounts and calculate income in U.S. dollars. In general, a Fund’s transactions in foreign currency denominated debt obligations and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of a foreign currency.

Any Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to special provisions of the Code that, among other things, may affect the character of gains and losses of a Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer Fund losses.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also (a) require each Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause each Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. Federal income and excise taxes.  Each Fund will monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules.  Each Fund anticipates that its hedging activities, if any, will not adversely affect its regulated investment company status.

Income received by a Fund from sources within various foreign countries may be subject to foreign income tax and withholding.  If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, that Fund may elect to “pass through” to its shareholders the amount of foreign income taxes paid by the Fund.  Pursuant to such election, shareholders would be required: (i) to treat a proportionate share of dividends paid by a Fund which represent foreign source income received by the Fund plus the foreign taxes paid by the Fund as foreign source income; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against Federal income taxes (but not both).  No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

Each Fund may invest in equity interests of certain entities that may qualify as “passive foreign investment companies.”  Generally, the income of such companies may become taxable to a Fund prior to the receipt of distributions, or, alternatively, income taxes and interest charges may be imposed on a Fund on “excess distributions” received by a Fund or on gain from the disposition of such investments by a Fund.  The Code generally allows the Funds to elect to mark to market and recognize gains on such investments at its taxable year-end.  Application of these rules may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. Federal income and excise taxes.  Each Fund will monitor its investments in equity interests in “passive foreign investment companies,” if any, to ensure its ability to comply with these distribution requirements.

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The forgoing is only a general discussion of some of the special tax considerations that may apply to a Fund. Shareholders in a Fund are advised to consult with their own tax advisers with respect to the tax considerations, including federal, state and local and foreign tax considerations.

NET ASSET VALUE

The following information supplements that set forth in the Funds’ Prospectus in the Section titled “HOW TO BUY SHARES - How the Funds Value Their Shares.”

The net asset value of a Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (normally, 4:00 p.m., Eastern time) each business day.

The net asset value per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in that Fund outstanding at such time, as shown below:

Net Assets	=	Net Asset Value per share
Shares Outstanding

Equity securities listed on a national securities exchange or traded on the NASDAQ system are valued on their last sale price.  Portfolio securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price on each business day.  If there is no such reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price.   Price information on listed securities is taken from the exchange where the security is primarily traded.  Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis.  Debt securities are valued according to the broadest and most representative market, which will ordinarily be other-the-counter.  Debt securities may be valued based on prices provided by a pricing service which such prices are believed to reflect the fair market value of such securities.  Securities for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Board.

To the extent that a Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities not denominated in United States dollars will be translated into United States dollars at the rates of the currency in which such a security is denominated against United States dollars last quoted by any major bank.  If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trust.  Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York.  In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York.  Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which net asset value is not calculated.  Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation.  Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in a Fund’s calculation of net asset value unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made.  Securities transactions are accounted for on the trade date, the date the order to buy or sell is executed.  Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as a Fund is informed after the ex-dividend date.

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PURCHASE OF SHARES

No sales charges are imposed when you purchase shares of the Funds.  You may purchase shares of each Fund at net asset value as described in the Prospectus or through your financial intermediary.  Shares will be issued at the net asset value per share next computed after the receipt of your purchase request, together with payment in the amount of the purchase.  Stock certificates will not be issued.  Instead, your ownership of shares will be reflected in your account records with the Funds.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function by Fund personnel or an outside third party to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

REDEMPTIONS

You may redeem shares of the Funds on any day the NYSE is open, either directly as described in the Prospectus or through your financial intermediary.  The price you will receive is the net asset value per share next computed after your redemption request is received in good order.  Redemption proceeds generally will be sent to you within seven days.  However, if shares have recently been purchased by check, redemption proceeds will not be sent until your check has been collected (which may take up to fifteen business days).  Once a redemption request has been placed, it is irrevocable and may not be modified or canceled.  Redemption requests received after market close (generally 4:00 p.m. Eastern time) will be processed using the net asset value per share determined on the next business day.  Brokers and other financial intermediaries may charge a fee for handling redemption requests.

Tools to Combat Frequent Transactions

The Funds are intended for long-term investors.  The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm fund performance. While not specifically unlawful, the practice utilized by short-term traders to time their investments and redemptions of Fund shares with certain market-driven events can create substantial cash flows.  These cash flows can be disruptive to the portfolio manager’s attempts to achieve a Fund’s objectives.  Further, frequent short-term trading of Fund shares drives up the Funds’ transaction costs to the detriment of the remaining shareholders.

Funds that invest in overseas securities, where market timers may seek to take advantage of time zone differences and Funds that invest in investments which are not frequently traded, may be targets of market timers.

For these reasons, the Funds use a variety of techniques to monitor for and detect abusive trading practices. The Funds do not accommodate “market timers” and discourage excessive, short-term trading and other

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abusive trading practices that may disrupt portfolio management strategies and harm fund performance.  The Board of Trustees has developed and adopted a market timing policy which takes steps to reduce the frequency and effect of these activities in each Fund.  These steps include, monitoring trading activity and using fair value pricing, as determined by the Board of Trustees, when the Adviser determines current market prices are not readily available.  These techniques may change from time to time as determined by the Funds in their sole discretion.

Trading Practices.  Currently, the Funds reserve the right, in their sole discretion, to identify trading practices as abusive.  The Funds may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive.  In addition, the Funds reserve the right to accept purchases and exchanges if they believe that such transactions would not be inconsistent with the best interests of Fund shareholders or this policy.

The Funds monitor selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, the Funds believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts.  In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.  In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Funds do not have simultaneous access to the underlying shareholder account information.  In this regard, in compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, the Funds have entered into Information Sharing Agreements with financial intermediaries pursuant to which these financial intermediaries are required to provide to the Funds, at each Fund’s request, certain customer and identity trading information relating to its customers investing in a Fund through non-disclosed or omnibus accounts.  The Funds will use this information to attempt to identify abusive trading practices.  Financial intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from customers that are found to have engaged in abusive trading in violation of a Fund’s policies.  However, the Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a consequence, a Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

SERVICE PROVIDERS

Distributor

The Distributor, SEI Investments Distribution Co. (“SIDCO” or “Distributor”), serves as each Fund’s principal underwriter.  The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares.  Under the agreement between each Fund and the Distributor, the Funds have agreed to indemnify the Distributor for certain losses and liabilities, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities arising under the 1933 Act.

Transfer Agent

DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, provides transfer agency and dividend disbursement services to each Fund.

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Administrator

SEI Global Funds Services provides fund administration services to each Fund.  These services include: assisting in the supervision of all aspects of the operations of the Funds (except those performed by the Adviser or  the custodian); preparing certain period reports; assisting in the preparation of tax returns; and preparing materials for use in connection with meetings of Trustees and shareholders.

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd. is the independent registered public accounting firm of each Fund.

Fund Counsel

Blank Rome LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, serves as counsel to the Trust and each of the Funds.

Custodian

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, 02109, acts as each Fund’s custodian.  The custodian has no part in determining the investment policies of the Funds or which securities are to be purchased or sold by a Fund. Under a custody agreement with each Fund, the custodian holds the Fund’s securities and keeps all necessary accounts and records.

PERFORMANCE INFORMATION

Total Return

Average annual total return quotations used in the Funds’ Prospectus are calculated according to the following formula:

P(1 + T)n = ERV

Where:
“P”	=	represents a hypothetical initial investment of $1,000;
“T”	=	represents average annual total return;
“n”	=	represents the number of years; and
“ERV”	=	represents the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value.  Average annual total return assumes the reinvestment of all dividends and distributions.

Average Annual Total Return (after Taxes on Distributions) - Each Fund’s quotations of average annual total return (after taxes on distributions) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

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P(1 + T)n = ATV(D)

Where:
“P”	=	represents a hypothetical initial investment of $1,000;
“T”	=	represents average annual total return;
“n”	=	represents the number of years; and
“ATV(D)”	=
represents the ending value of the hypothetical initial investment after taxes on distributions, not after taxes on redemption.  Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates.  ATV(D) will be adjusted to reflect the effect of any absorption of Fund expenses by the Adviser.

Average Annual Total Return (after Taxes on Distributions and Redemption) - Each Fund’s quotations of average annual total return (after taxes on distributions and redemption) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemption according to the following formula:

P (1+ T)n = ATV(DR)
Where:
“P”	=	represents a hypothetical initial investment of $1,000;
“T”	=	represents average annual total return;
“n”	=	represents the number of years; and
“ATV(DR)”	=
represents the ending redeemable value of the hypothetical initial investment after taxes on distributions and redemption.  Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates.  ATV(DR) will be adjusted to reflect the effect of any absorption of Fund expenses by the Adviser.

A Fund’s total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in its portfolio and its expenses.  Total return information is useful in reviewing a Fund’s performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time.  An investor’s principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.

Non-Standardized Performance

In addition to the performance information described above, each Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months.  This total return information is computed as described under “Total Return” above except that no annualization is made.

GENERAL

From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor’s 500 Composite Stock Price Index, the Dow Jones Industrial Average, Russell 2000 Index, Russell 1000 Growth Index or any other commonly quoted index of common stock prices, which are unmanaged indices of selected common stock prices.  Each Fund’s performance may also be compared to those of other mutual funds having similar objectives.  This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance.  Each Fund’s performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid.  Any such comparisons may be useful to investors who wish to compare a Fund’s past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

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FINANCIAL STATEMENTS

Investors in the Funds will be informed of the Funds’ progress through periodic reports.  Financial statements certified by an independent registered public accounting firm will be submitted to shareholders at least annually.  Because the Funds had not commenced operations as of the date of this SAI, no financial statements are available.

ADDITIONAL INFORMATION

All shareholder inquiries may be directed to the shareholder’s broker, or may be directed to a Fund at the address or telephone number shown on the front cover of this SAI.  This SAI does not contain all of the information set forth in the Registration Statement filed by the Trust with the SEC under the 1933 Act.  Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

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APPENDIX A

PROXY VOTING POLICY AND PROCEDURES

Portfolio management activities are performed by the Adviser and Sub-Advisers.  As such all proxy voting responsibilities are performed by the Adviser and Sub-Advisers.

Each Adviser/Sub-Adviser shall vote the proxies appurtenant to all shares of corporate stock owned by each Fund for which it serves as adviser/sub-adviser

Each Adviser/Sub-Adviser shall vote said proxies strictly in accordance with the proxy voting policies submitted by that firm to and approved by the Trusts’ Board of Trustees

In the event that a Sub-Adviser does not or cannot vote the proxies appurtenant to shares of stock of a companies or companies held by a Fund managed by that sub-adviser, the sub-adviser shall notify RiverPark Advisors, LLC (“RiverPark”) of that fact and RiverPark shall vote said proxy(s) in accordance with its proxy voting policies (stated below).

RiverPark acts as fiduciary in relation to the portfolios of the Trust and any other clients that if may manage in the future and the assets entrusted by them to their management.  Where the assets placed in RiverPark’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is RiverPark’s duty as a fiduciary to vote all proxies relating to such shares.

RiverPark has an obligation to vote all proxies received from shares of corporate stock owned by its client accounts in the best interests of those clients.  In voting these proxies, RiverPark may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client.  RiverPark will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by RiverPark.  RiverPark shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

In order to carry out its responsibilities in regard to voting proxies, RiverPark must track all shareholder meetings convened by companies whose shares are held in RiverPark client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

In the event that a Sub-Adviser does not or cannot vote the proxies appurtenant to shares of stock of a companies or companies held by a Fund managed by that sub-adviser, RiverPark shall utilize the formal proxy guidelines (set forth below) to appropriately assess each proxy issue.  Generally, RiverPark seeks to vote proxies in the best interests of its clients.  In the ordinary course, this entails voting proxies in a way which RiverPark believes will maximize the monetary value of each portfolio’s holdings.  RiverPark’s Proxy Committee will address any unusual or undefined voting issues that may arise during the year.

In addition, RiverPark may engage the services of an independent third party (“Proxy Firm”) to cast proxy votes according to RiverPark’s established guidelines.  The Proxy Firm will promptly notify RiverPark of any proxy issues that do not fall under the guidelines set forth below.  RiverPark does not believe that conflicts of interest will generally arise in connection with its proxy voting policies.

Generally, RiverPark views that proxy proposals can be grouped into six broad categories as follows:

I.	Election of Board of Directors

•
RiverPark will generally vote in support of management’s nominees for the board of directors; however, RiverPark may choose not to support management’s proposed board if circumstances warrant such consideration.

II.	Appointment of Independent Auditors

•	RiverPark will support the recommendation of the respective corporation’s board of directors.

III.	Issues of Corporate Structure and Shareholder Rights

•
Proposals may originate from either management or shareholders, and among other things, may request revisions to the corporate bylaws that will affect shareholder ownership rights.  RiverPark does not generally support obstacles erected by corporations to prevent mergers or takeovers with the view that such actions may depress the corporation’s marketplace value.

•	RiverPark supports the following types of corporate structure and shareholder rights proposals:

o	Management proposals for approval of stock repurchase programs; stock splits (including reverse splits).

o	Authorization to increase shares outstanding.

o	The ability of shareholders to vote on shareholder rights plans (poison pills).

o	Shareholder rights to eliminate or remove supermajority provisions.

o	Shareholders’ rights to call special meetings and to act by written consent.

o	Shareholders’ rights to call special meetings and to act by written consent.

o	RiverPark votes against management on the following items which have potentially substantial financial or best interest impact:

•	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders which are contrary to the best interest of existing shareholders

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•	Elimination of shareholders’ right to call special meetings

•	Establishment of classified boards of directors

•	Reincorporation in a state which has more stringent anti-takeover and related provisions

•	Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

•	Excessive compensation

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

•	Adjournment of meeting to solicit additional votes

•	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV.	Mergers and Acquisitions.

RiverPark evaluates Mergers and Acquisitions on a case-by-case basis.  RiverPark uses its discretion in order to maximize shareholder value. RiverPark generally votes as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	For offers that concur with index calculators’ treatment and our ability to meet our clients’ return objectives for passive funds

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

V.	Executive and Director Equity-Based Compensation

•
RiverPark is generally in favor of properly constructed equity-based compensation arrangements.  RiverPark will support proposals that provide management with the ability to implement compensation arrangements that are both fair and competitive.  However, RiverPark may oppose management proposals that could potentially significantly dilute shareholders’ ownership interests in the corporation.

VI.	Corporate Social and Policy Issues

•	Proposals usually originate from shareholders and may require a revision of certain business practices and policies.

RiverPark believes, however, that typical business matters that directly or indirectly effect corporate profitability are primarily the responsibility of management.  RiverPark believes it is inappropriate to use client assets to address socio-political issues.  Therefore, social and policy issues reflected in shareholder proposals should be subject to the approval of the corporation’s board of directors.

Conflicts

From time to time, RiverPark will review a proxy which presents a potential material conflict.  As a fiduciary to its clients, RiverPark takes these potential conflicts very seriously.  While RiverPark’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by RiverPark’s potential conflict, there are a number of courses RiverPark may take.  The final decision about which course to follow shall be made by RiverPark’s Proxy Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows RiverPark’s pre-determined policy would eliminate RiverPark’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that RiverPark believes more active involvement is necessary, RiverPark may employ the services of a Proxy Firm, wholly independent of RiverPark, and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations RiverPark’s Proxy Committee may determine that the employment of a Proxy Firm is unfeasible, impractical or unnecessary.  In such situations, the Proxy Committee shall make a decision about the voting of the proxy.  The basis for the voting  decision, including the basis for the determination that the decision is in the best interests of RiverPark’s clients, shall be formalized in writing.  As stated above, which action is appropriate in any given scenario would be the decision of the Proxy Committee in carrying out his duty to ensure that the proxies are voted in the clients’, and not RiverPark’s, best interests.

Proxy Voting Procedures

The following describes the standard procedures that are to be followed with respect to carrying out RiverPark 's proxy policy:

1.
When a Sub-Adviser notifies RiverPark that RiverPark will need to vote a proxy, all relevant information in the proxy materials requested from the Sub-Adviser and when received (e.g., the record date of the meeting and date of the shareholder meeting) will be recorded immediately by RiverPark in a database to maintain control over such materials.  RiverPark will confirm the relevant client’s holdings of the securities and that the client is eligible to vote.

2.	RiverPark will review the proxy and if necessary compile information on each proxy. RiverPark will consider whether there are any conflicts or other issues that warrant the engagement of a Proxy Firm.

3.
In determining how to vote, RiverPark will consider the Proxy Voting Policies and Procedures set forth above, RiverPark’s  knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations if any put forth by any Proxy Firm.

4.
RiverPark will maintain the documentation that supports its voting position. Such documentation will include, but is not limited to, any information provided by proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its clients, an indication of whether it supported or did not support management and any other relevant information. Additionally, RiverPark may include documentation obtained from a research analyst and/or portfolio manager.

5.
After the proxy is completed but before it is returned to the issuer and/or its agent, RiverPark may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

6.
RiverPark will submit its vote on all proxies in a timely fashion.   RiverPark will attempt to submit proxies for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting.  In these situations, RiverPark will use its best efforts to send its proxy vote in sufficient time for the vote to be lodged.

7.
RiverPark will retain a (a) copy of each proxy statement that RiverPark receives regarding client securities; (b) a record of each vote cast by RiverPark on behalf of a client; (c) a copy of any document created by RiverPark that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; (d) a copy of each written client request for information on how RiverPark voted proxies on behalf of the client, and (e) a copy of any written response by RiverPark to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.

8.	RiverPark will periodically review these policies and procedures to ensure compliance.

Obtaining Proxy Voting Information:

To obtain information on how RiverPark voted proxies, please contact:

RiverPark Advisors, LLC
156 West 56th Street
17th Floor
New York, NY 10019

Recordkeeping:

RiverPark shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding portfolio securities of RiverPark’s clients; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information and responses to such requests, and (v) any documents prepared by RiverPark that are material in making a proxy voting decision.  Such records may be maintained with a third party, such as a proxy voting service, that will provide a copy of the documents promptly upon request.